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                               ENVIROSOURCE, INC.

                                   $63,000,000

                         14% SUBORDINATED NOTES DUE 2008


                    ----------------------------------------








                                 ---------------
                                    INDENTURE

                       Dated as of ____________ ___, 2001

                                 ---------------




                    ----------------------------------------

                              THE BANK OF NEW YORK

                    ----------------------------------------

                                     Trustee





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

                                TABLE OF CONTENTS


ARTICLE 1 DEFINITIONS AND INCORPORATION BY REFERENCE...........................1

   SECTION 1.01.    DEFINITIONS................................................1
                    -----------
   SECTION 1.02.    OTHER DEFINITIONS.........................................12
                    -----------------
   SECTION 1.03.    INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.........12
                    -------------------------------------------------
   SECTION 1.04.    RULES OF CONSTRUCTION.....................................12
                    ---------------------

ARTICLE 2 THE NOTES...........................................................13

   SECTION 2.01.    FORM AND DATING...........................................13
                    ---------------
   SECTION 2.02.    EXECUTION AND AUTHENTICATION..............................14
                    ----------------------------
   SECTION 2.03.    REGISTRAR AND PAYING AGENT................................15
                    --------------------------
   SECTION 2.04.    LISTS OF HOLDERS OF THE NOTES.............................15
                    -----------------------------
   SECTION 2.05.    TRANSFER AND EXCHANGE.....................................16
                    ---------------------
   SECTION 2.06.    CERTIFICATED NOTES........................................19
                    ------------------
   SECTION 2.07.    REPLACEMENT NOTES.........................................19
                    -----------------
   SECTION 2.08.    PAYING AGENT TO HOLD MONEY IN TRUST.......................20
                    -----------------------------------
   SECTION 2.09.    OUTSTANDING NOTES.........................................20
                    -----------------
   SECTION 2.10.    TREASURY NOTES............................................21
                    --------------
   SECTION 2.11.    TEMPORARY NOTES...........................................21
                    ---------------
   SECTION 2.12.    CANCELLATION..............................................21
                    ------------
   SECTION 2.13.    DEFAULTED INTEREST........................................21
                    ------------------
   SECTION 2.14.    RECORD DATE...............................................22
                    -----------
   SECTION 2.15.    CUSIP NUMBER..............................................22
                    ------------

ARTICLE 3 REDEMPTION..........................................................22

   SECTION 3.01.    NOTICES TO TRUSTEE........................................22
                    ------------------
   SECTION 3.02.    SELECTION OF NOTES TO BE REDEEMED.........................22
                    ---------------------------------
   SECTION 3.03.    NOTICE OF REDEMPTION......................................23
                    --------------------
   SECTION 3.04.    EFFECT OF NOTICE OF REDEMPTION............................24
                    ------------------------------
   SECTION 3.05.    DEPOSIT OF REDEMPTION PRICE...............................24
                    ---------------------------
   SECTION 3.06.    NOTES REDEEMED IN PART....................................24
                    ----------------------
   SECTION 3.07.    OPTIONAL REDEMPTION.......................................24
                    -------------------
   SECTION 3.08.    MANDATORY REDEMPTION......................................24
                    --------------------

ARTICLE 4 COVENANTS...........................................................24

   SECTION 4.01.    PAYMENT OF NOTES..........................................24
                    ----------------
   SECTION 4.02.    MAINTENANCE OF OFFICE OR AGENCY...........................25
                    -------------------------------
   SECTION 4.03.    REPORTS...................................................25
                    -------
   SECTION 4.04.    COMPLIANCE CERTIFICATE....................................26
                    ----------------------
   SECTION 4.05.    STAY, EXTENSION AND USURY LAWS............................27
                    ------------------------------
   SECTION 4.06.    CORPORATE EXISTENCE.......................................27
                    -------------------
   SECTION 4.07.    LIMITATION ON RESTRICTED PAYMENTS.........................27
                    ---------------------------------
   SECTION 4.08.    LIMITATION ON INCURRENCE OF INDEBTEDNESS..................30
                    ----------------------------------------
   SECTION 4.09.    TRANSACTIONS WITH AFFILIATES..............................32
                    ----------------------------
   SECTION 4.10.    CHANGE OF CONTROL.........................................33
                    -----------------
   SECTION 4.11.    LIMITATION ON ISSUANCE OF DISQUALIFIED
                    --------------------------------------
                    STOCK BY SUBSIDIARIES.....................................34
                    ---------------------

ARTICLE 5 MERGER AND CONSOLIDATION............................................34

   SECTION 5.01.    MERGER, CONSOLIDATION, OR SALE OF ASSETS..................34
                    ----------------------------------------
   SECTION 5.02.    SUCCESSOR CORPORATION SUBSTITUTED.........................35
                    ---------------------------------

ARTICLE 6 DEFAULTS AND REMEDIES...............................................35

   SECTION 6.01.    EVENTS OF DEFAULT.........................................35
                    -----------------

   SECTION 6.02.    ACCELERATION..............................................37
                    ------------
   SECTION 6.03.    OTHER REMEDIES............................................37
                    --------------
   SECTION 6.04.    WAIVER OF PAST DEFAULTS...................................37
                    -----------------------
   SECTION 6.05.    CONTROL BY MAJORITY.......................................37
                    -------------------
   SECTION 6.06.    LIMITATION ON SUITS.......................................38
                    -------------------
   SECTION 6.07.    RIGHTS OF HOLDERS OF NOTES TO RECEIVE PAYMENT.............38
                    ---------------------------------------------
   SECTION 6.08.    COLLECTION SUIT BY TRUSTEE................................38
                    --------------------------
   SECTION 6.09.    TRUSTEE MAY FILE PROOFS OF CLAIM..........................39
                    --------------------------------
   SECTION 6.10.    PRIORITIES................................................39
                    ----------
   SECTION 6.11.    UNDERTAKING FOR COSTS.....................................40
                    ---------------------
   SECTION 6.12.    RESTORATION OF RIGHTS AND REMEDIES........................40
                    ----------------------------------
   SECTION 6.13.    RIGHTS AND REMEDIES CUMULATIVE............................40
                    ------------------------------
   SECTION 6.14.    DELAY OR OMISSION NOT WAIVER..............................40
                    ----------------------------

ARTICLE 7 TRUSTEE.............................................................40

   SECTION 7.01.    DUTIES OF TRUSTEE.........................................40
                    -----------------
   SECTION 7.02.    RIGHTS OF TRUSTEE.........................................41
                    -----------------
   SECTION 7.03.    INDIVIDUAL RIGHTS OF TRUSTEE..............................42
                    ----------------------------
   SECTION 7.04.    TRUSTEE'S DISCLAIMER......................................42
                    --------------------
   SECTION 7.05.    NOTICE OF DEFAULTS........................................42
                    ------------------
   SECTION 7.06.    REPORTS BY TRUSTEE TO HOLDERS OF THE NOTES................43
                    ------------------------------------------
   SECTION 7.07.    COMPENSATION AND INDEMNITY................................43
                    --------------------------
   SECTION 7.08.    REPLACEMENT OF TRUSTEE....................................44
                   -----------------------
   SECTION 7.09.    SUCCESSOR TRUSTEE BY MERGER, ETC..........................45
                   ---------------------------------
   SECTION 7.10.    ELIGIBILITY: DISQUALIFICATION.............................45
                   ------------------------------
   SECTION 7.11.    PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.........45
                   --------------------------------------------------

ARTICLE 8 SATISFACTION AND DISCHARGE OF INDENTURE.............................45

   SECTION 8.01.    SATISFACTION AND DISCHARGE................................45
                    --------------------------
   SECTION 8.02.    APPLICATION OF TRUST MNEY.................................46
                    -------------------------
   SECTION 8.03.    REPAYMENT TO COMPANY......................................46
                    --------------------
   SECTION 8.04.    REINSTATEMENT.............................................47
                    -------------

ARTICLE 9 AMENDMENT, SUPPLEMENT AND WAIVER....................................47

   SECTION 9.01.    WITHOUT CONSENT OF HOLDERS OF NOTES.......................47
                    -----------------------------------
   SECTION 9.02.    WITH CONSENT OF HOLDERS OF NOTES..........................48
                    --------------------------------
   SECTION 9.03.    COMPLIANCE WITH TRUST INDENTURE ACT.......................49
                    -----------------------------------
   SECTION 9.04.    REVOCATION AND EFFECT OF CONSENTS.........................49
                    ---------------------------------
   SECTION 9.05.    NOTATION ON OR EXCHANGE OF NOTES..........................50
                    --------------------------------
   SECTION 9.06.    TRUSTEE TO SIGN AMENDMENTS, ETC...........................50
                    --------------------------------
   SECTION 9.07.    EFFECT OF SUPPLEMENTAL INDENTURES.........................50
                    ---------------------------------
   SECTION 9.08.    PAYMENT FOR CONSENTS......................................50
                    --------------------

ARTICLE 10 SUBORDINATION OF NOTES.............................................51

   SECTION 10.01.    NOTES SUBORDINATE TO SENIOR INDEBTEDNESS.................51
                     -----------------------------------------
   SECTION 10.02.    PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC...........51
                     -----------------------------------------------
   SECTION 10.03.    NOTICE TO SENIOR INDEBTEDNESS UPON ACCELERATION OF NOTES.52
                     --------------------------------------------------------
   SECTION 10.04.    NO PAYMENT WHEN SENIOR INDEBTEDNESS IN DEFAULT...........52
                     -----------------------------------------------
   SECTION 10.05.    WHEN DISTRIBUTION MUST BE PAID OVER......................53
                     -----------------------------------
   SECTION 10.06.    PAYMENT PERMITTED IF NO DEFAULT..........................53
                     -------------------------------
   SECTION 10.07.    SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS..54
                     -------------------------------------------------------
   SECTION 10.08.    PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS..............54
                     -------------------------------------------
   SECTION 10.09.    TRUSTEE TO EFFECTUATE SUBORDINATION......................54
                     -----------------------------------
   SECTION 10.10.    NO WAIVER OF SUBORDINATION PROVISIONS....................54
                     -------------------------------------
   SECTION 10.11.    NOTICE TO TRUSTEE........................................55
                     ------------------
   SECTION 10.12.    RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF
                     --------------------------------------------
                     LIQUIDATING AGENT........................................56
                     -----------------

   SECTION 10.13.    TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR INDEBTEDNESS.56
                     --------------------------------------------------------
   SECTION 10.14.    RIGHTS OF TRUSTEE AS HOLDER OF SENIOR INDEBTEDNESS;
                     ---------------------------------------------------
                     PRESERVATION OF TRUSTEE'S RIGHTS.........................56
                     --------------------------------
   SECTION 10.15.    ARTICLE APPLICABLE TO PAYING AGENTS......................56
                     -----------------------------------
   SECTION 10.16.    AUTHORIZATION TO EFFECT SUBORDINATION....................57
                     -------------------------------------

ARTICLE 11 MISCELLANEOUS......................................................57

   SECTION 11.01.    TRUST INDENTURE ACT CONTROLS.............................57
                     ----------------------------
   SECTION 11.02.    NOTICES..................................................57
                     -------
   SECTION 11.03.    COMMUNICATION BY HOLDERS OF NOTES WITH OTHER HOLDERS
                     ----------------------------------------------------
                     OF NOTES.................................................58
                     --------
   SECTION 11.04.    CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.......58
                     --------------------------------------------------
   SECTION 11.05.    STATEMENTS REQUIRED IN CERTIFICATE OR OPINION............59
                     ---------------------------------------------
   SECTION 11.06.    RULES BY TRUSTEE AND AGENTS..............................59
                     ---------------------------
   SECTION 11.07.    NO PERSONAL LIABILITY OF DIRECTORS, OFFICERS, EMPLOYEES
                     -------------------------------------------------------
                     AND STOCKHOLDERS.........................................59
                     ----------------
   SECTION 11.08.    GOVERNING LAW............................................60
                     --------------
   SECTION 11.09.    NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS............60
                     ---------------------------------------------
   SECTION 11.10.    SUCCESSORS...............................................60
                     ----------
   SECTION 11.11.    SEVERABILITY.............................................60
                     ------------
   SECTION 11.12.    COUNTERPART ORIGINALS....................................60
                     ---------------------
   SECTION 11.13.    OTHER PROVISIONS.........................................60
                     ----------------
   SECTION 11.14.    TABLE OF CONTENTS, HEADINGS, ETC.........................60
                     ---------------------------------

                              CROSS-REFERENCE TABLE

Trust Indenture                                                Indenture Section
Act Section

310   (a)(1).....................................               7.10
      (a)(2).....................................               7.10
      (a)(3).....................................               N.A.
      (a)(4).....................................               N.A.
      (a)(5).....................................               7.10
      (b)........................................               7.10
      (c)........................................               N.A.
311   (a)........................................               7.11
      (b)........................................               7.11
      (c)........................................               N.A.
312   (a)........................................               2.04
      (b)........................................              11.03
      (c)........................................              11.03
313   (a)........................................               7.06
      (b)(1).....................................               N.A.
      (b)(2).....................................               7.06
      (c)........................................               7.06;11.02
      (d)........................................               7.06
314   (a)........................................               4.03;11.02
      (b)........................................               N.A.
      (c)(1).....................................              11.04
      (c)(2).....................................              11.04
      (c)(3).....................................               N.A.
      (d)........................................               N.A.
      (e)........................................              11.05
      (f)........................................               N.A.
315   (a)........................................               7.01
      (b)........................................               7.05; 11.02
      (c)........................................               7.01
      (d)........................................               7.01
      (e)........................................               6.11
316   (a)  (last sentence).......................               N.A.
      (a)(1)(A)..................................               6.05
      (a)(1)(B)..................................               6.04
      (a)(2).....................................               N.A.
      (b)........................................               6.07
      (c)........................................               2.13
317   (a)(1).....................................               6.08
      (a)(2)                                                    6.09
      (b)........................................               2.07
318   (a)........................................              11.01

      (b)........................................               N.A.
      (c)........................................              11.01
N.A. means not applicable.
*This Cross-Reference Table is not part of the Indenture.

          INDENTURE dated as of ___, 2001 between Envirosource, Inc., a Delaware corporation (the "Company"), and The Bank of New York, a New York banking corporation, as trustee (the "Trustee").

          The Company and the Trustee agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders of the 14% Subordinated Notes due 2008, (the "Notes"):

                                   ARTICLE 1
                          DEFINITIONS AND INCORPORATION
                                  BY REFERENCE

          SECTION 1.01.  DEFINITIONS.
                         -----------

          "Affiliate" of any specified Person means any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Agent" means any Registrar, Paying Agent or co-registrar.

          "Applicable Procedures" means, with respect to any transfer or exchange of beneficial interests in a Global Note, the rules and procedures of the Depositary and the Trustee that apply to such transfer and exchange.

          "Asset Sale" means any sale, transfer or other disposition (including by way of merger, consolidation or sale leaseback transactions by the Company or any Restricted Subsidiary to any Person other than the Company or any Restricted Subsidiary, of (i) all or any of the Capital Stock of any Restricted Subsidiary,
(ii) all or substantially all of the assets of any division or line of business of the Company or any Restricted Subsidiary or (iii) any other assets of the Company or any Subsidiary outside of the ordinary course of business of the Company or such Subsidiary.

          "Average Life" means, as of the date of determination, with respect to any Indebtedness or Preferred Stock, the quotient obtained by dividing (i) the sum of the products of the numbers of years from the date of determination to the dates of each successive scheduled principal payment of such Indebtedness or redemption or similar payment with respect to such Preferred Stock multiplied by the amount of such payment by (ii) the sum of all such payments.

          "Board of Directors" means the Board of Directors of the Company, or any authorized committee of the Board of Directors.

          "Business Day" means each day which is not a Legal Holiday.

          "Capital Stock" means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation or any and all equivalent ownership interests in a Person (other than a corporation).

          "Capitalized Lease Obligation" means an obligation under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of Indebtedness represented by such obligation shall be the capitalized amount of such obligation determined in accordance with such principles.

          "Change of Control" means any of the following events: (i) the liquidation or dissolution of the Company, (ii) the acquisition by any "Person" or related group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision to either of the foregoing, including any "group" acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act), other than Permitted Holders, in a single transaction or in a related series of transactions, by way of merger, consolidation or other business combination or purchase of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision) of more than 50% of the total voting power entitled to vote in the election of the Board of Directors of the Company or such other Person surviving the transaction; (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Company's Board of Directors (together with any new directors whose election or appointment by such board or whose nomination for election or appointment by the shareholders of the Company was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Company's Board of Directors then in office; or (iv) the sale, transfer, conveyance or other disposition of all or substantially all of the assets of IMS and Technologies, taken as a whole.

          "Commodity Agreements" means, in respect of any Person, any forward contract, commodity swap agreement, commodity option agreement or other similar agreement or arrangement designed to protect such Person against fluctuations in commodity prices.

          "Consolidated Coverage Ratio" as of any date of determination means the ratio of (i) the aggregate amount of EBITDA for the period of the most recent four consecutive fiscal quarters for which financial statements are available to (ii) the Consolidated Interest Expense for such four fiscal quarters; provided, however, that (1) if the Company or any Restricted Subsidiary has Incurred any Indebtedness since the beginning of such period that remains outstanding or (2) if the transaction giving rise to the need to calculate the Consolidated Coverage Ratio is (x) an Incurrence of Indebtedness or (y) a transaction covered under the provisions described under Article 5 or any combination of the foregoing, both EBITDA and Consolidated Interest Expense for such period shall be calculated after giving effect on a pro forma basis to
(A) any new Indebtedness Incurred during such period as if such Indebtedness had been Incurred on the first day of such period and (B) the repayment, redemption, repurchase, defeasance or discharge of any Indebtedness repaid, redeemed, repurchased, defeased or discharged during such period as if such repayment, redemption, repurchase, defeasance or discharge had been made on the first day of such period; provided, further, that if within the period during which EBITDA or Consolidated Interest Expense is measured, the Company or any of its

Restricted Subsidiaries shall have made any Asset Sales, (1) the EBITDA for such period shall be reduced by an amount equal to the EBITDA (if positive) directly attributable to the assets or Capital Stock which are the subject of such Asset Sales for such period, or increased by an amount equal to the EBITDA (if negative), directly attributable thereto for such period and (2) the Consolidated Interest Expense for such period shall be reduced by an amount equal to the Consolidated Interest Expense directly attributable to any Indebtedness for which neither the Company nor any Restricted Subsidiary shall continue to be liable as a result of any such Asset Sale or repaid, redeemed, defeased, discharged or otherwise retired in connection with or with the proceeds of the assets or Capital Stock which are the subject of such Asset Sales for such period; and provided, further, that if the Company or any Restricted Subsidiary shall have made any acquisition of assets or Capital Stock (occurring by merger or otherwise) since the beginning of such period (including any acquisition of assets or Capital Stock occurring in connection with a transaction causing a calculation to be made hereunder) the EBITDA and Consolidated Interest Expense for such period shall be calculated, after giving pro forma effect thereto (and without regard to clause (ii) of the proviso to the definition of "Consolidated Net Income"), as if such acquisition of assets or Capital Stock took place on the first day of such period. For purposes of this definition, whenever pro forma effect is to be given to an acquisition of assets or Capital Stock, the amount of income or earnings relating thereto (including any pro forma expense and cost reductions calculated on a basis consistent with Regulation S-X under the Securities Act of 1933, as amended), and the amount of Consolidated Interest Expense associated with any Indebtedness Incurred in connection therewith, shall be determined in good faith by a responsible financial or accounting Officer of the Company.

          "Consolidated Income Tax Expense" means, with respect to any period, the provision for Federal, state, local, foreign and other income taxes of the Company and the Restricted Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP.

          "Consolidated Interest Expense" means, for any period, the sum of, without duplication, (a) the total interest expense of the Company and its Restricted Subsidiaries (other than Unrestricted Subsidiaries), determined on a consolidated basis in accordance with GAAP, including (i) interest expense attributable to Capitalized Lease Obligations, (ii) non-cash interest expense (excluding amortization of debt issuance cost), (iii) amortization of commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, (iv) interest actually paid by the Company or any such Restricted Subsidiary under any Guarantee of Indebtedness or other obligation of any other Person and (v) net costs incurred during such period under interest rate swaps, caps, collars, options and similar arrangements and foreign exchange hedges (including amortization of fees); (b) the product of (x) the aggregate amount for such period of Preferred Stock dividends paid (in cash) during such period in respect of all Redeemable Stock of the Company and all Preferred Stock of its Restricted Subsidiaries excluding any such dividends paid to the Company or any Restricted Subsidiary and (y) a fraction, the numerator of which is one and the denominator of which is one minus the then current combined federal, state and local statutory income tax rate, expressed as a decimal; and (c) the net cash contributions to any employee stock ownership plan to the extent such contributions are used by such employee stock ownership plan to pay interest or fees to any person (other than the Company or a Restricted Subsidiary) in connection with loans incurred by such employee stock ownership plan to purchase Capital Stock of the Company. The amortization of debt discount and debt issuance cost shall not be included in interest expense for the purpose of determining Consolidated Interest Expense.

          "Consolidated Net Income" means, for any period, the net income of the Company and its Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP; provided, however, that there shall not be included in such Consolidated Net Income: (i) any net income of any Person if such Person is not a Restricted Subsidiary, except that (A) the Company's equity in the net income of any such Person for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such period to the Company or a Restricted Subsidiary as a dividend or other distribution and (B) the Company's equity in a net loss of any such Person for such period shall be included in determining such Consolidated Net Income (other than with respect to an Unrestricted Subsidiary in which case the Company's equity in any such net loss shall not be so included); (ii) any net income (or loss) of any Person acquired by the Company or a Subsidiary in a pooling of interests transaction for any period prior to the date of such acquisition; (iii) any gains in excess of losses realized upon the sale or other disposition of any property, plant or equipment of the Company or its Restricted Subsidiaries (including pursuant to any sale-and-leaseback arrangement) which is not sold or otherwise disposed of in the ordinary course of business and any gains in excess of losses realized upon the sale or other disposition by the Company or any Restricted Subsidiary of any Capital Stock of any Person; or (iv) the cumulative effect of a change in accounting principles.

          "Corporate Trust Office of the Trustee" shall be at the address of the Trustee specified in Section 11.02 or such other address as to which the Trustee may give notice to the Company.

          "Credit Agreement" means that certain Loan and Security Agreement, dated as of November 16, 1999, by and among IMS, IMS Alabama, Inc. and the several lenders from time to time parties thereto, including any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith, in each case as amended or modified, and further including any agreement or agreements that renew, refund, replace or refinance the same.

          "Currency Agreement" means, in respect of any Person, any foreign exchange contract, currency swap agreement or other similar agreement as to which such Person is a party or a beneficiary.

          "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

          "Designated Senior Indebtedness" means (i) all Senior Indebtedness under the Credit Agreement and (ii) any other Senior Indebtedness which (a) at the time of incurrence equals or exceeds $25,000,000 in aggregate principal amount and (b) is specifically designated by the Company in the instrument evidencing such Senior Indebtedness as "Designated Senior Indebtedness" for purposes of this Indenture.

          "Disqualified Stock" means any Capital Stock to the extent that, and only to the extent that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the date on which the Notes mature, provided, however, that any Capital Stock which would not constitute Disqualified Stock but for provisions thereof giving holders thereof the right to require the Company to repurchase or redeem such Capital Stock upon the occurrence of a Change of Control occurring prior to the final maturity of the Notes shall not constitute Disqualified Stock if the change in control provisions applicable to such Capital Stock are no more favorable to the holders of such Capital Stock than the provisions applicable to the Notes contained in the covenant described under "Change of Control" and such Capital Stock specifically provides that the Company will not repurchase or redeem any such stock pursuant to such provisions prior to the Company's repurchase of such Notes as are required to be repurchased pursuant to the covenant described under "Change of Control."

          "EBITDA" for any period means the sum of Consolidated Net Income (but without giving effect to adjustments, accruals, deductions or entries resulting from purchase accounting for transactions which occur after the date of this Indenture, extraordinary losses or gains and any gains or losses from any transaction of the type described in clause (iii) of the definition of "Consolidated Net Income"), plus the following to the extent includable in calculating Consolidated Net Income: (a) Consolidated Income Tax Expense, (b) Consolidated Interest Expense, (c) depreciation expense, (d) amortization expense (including any permit and closure costs amortization and accruals relating to landfills) in each case for such period, (e) Monitoring Fees so long as such fees are subordinated to the Company's obligation to pay principal of and interest on the Notes and (f) other non-cash charges reducing Consolidated Net Income, including impairment expense (excluding any such non-cash charge to the extent it represents an accrual of or reserve for cash charges in any future period or amortization of a prepaid cash expense that was paid in a prior period not included in the calculation).

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Exchangeable Stock" means any Capital Stock which by its terms is exchangeable or convertible at the option of any Person other than the Company into another security (other than Capital Stock of the Company which is neither Exchangeable Stock nor Redeemable Stock).

          "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession, which are in effect on the date hereof.

          "Guarantee" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation of such other Person (whether arising by virtue of partnership arrangements, or by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for purposes of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

          "Holder" or "Noteholder" means the Person in whose name a Note is registered on the Registrar's books.

          "IMS"  means   International   Mill  Service,   Inc.,  a  Pennsylvania
corporation.

          "Incur" means, as applied to any obligation, to create, incur, issue, assume, guarantee or in any other manner become liable with respect to, contingently or otherwise, such obligation, and "Incurred," "Incurrence" and "Incurring" shall each have a correlative meaning; provided, however, that any Indebtedness or Capital Stock of a Person existing at the time such Person becomes (after the date of the Indenture) a Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be Incurred by such Subsidiary at the time it becomes a Subsidiary.

          "Indebtedness" of any Person means, without duplication, (i) the principal of and premium (if any such premium is then due and owing) in respect of (A) indebtedness of such Person for money borrowed and (B) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable; (ii) all Capitalized Lease Obligations of such Person; (iii) all obligations of such Person Incurred as the deferred purchase price of property, all conditional sale obligations of such Person and all obligations of such Person under any title retention agreement; (iv) all obligations of such Person for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction (other than obligations with respect to letters of credit securing obligations (other than obligations described in (i) through (iii) above) entered into in the ordinary course of business of such Person to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the tenth Business Day following receipt by such Person of a demand for reimbursement following payment on the letter of credit); (v) the amount of all obligations of such Person with respect to the scheduled redemption, repayment or other repurchase prior to the Stated Maturity of the Notes or any Redeemable Stock and, with respect to any Subsidiary (other than a Wholly Owned Subsidiary), any other Preferred Stock (but excluding in each case any accrued dividends, provided that for purposes of the definition of "Refinancing Indebtedness", such accrued dividends shall not be excluded); (vi) all obligations of the type referred to in clauses (i) through (v) of other Persons and all dividends of other Persons for the payment of which, in either case, such Person is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise, including by means of any Guarantee, the amount of any such obligation to be the maximum amount of such Person's responsibility or liability for the guaranteed obligation; and (vii) all obligations of the type referred to in clauses (i) through (vi) of other Persons secured by any Lien on any property or asset of such Person (whether or not such obligation is assumed by such Person), the amount of such obligation being deemed to be the lesser of the value of such property or assets or the amount of the obligation so secured; provided, however, that Indebtedness shall not include accrued expenses and trade accounts payable arising in the ordinary course of business.

          "Indenture" means this Indenture, as amended or supplemented from time to time.

          "Interest Payment Date" means the stated maturity of an installment of interest on the Notes.

          "Interest Rate Agreement" means, with respect to any Person, any interest rate protection agreement, interest rate future agreement, interest rate option agreement, interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedge agreement or other similar agreement or arrangement as to which such Person is a party or a beneficiary.

          "Investment" in any Person means any loan or advance to, any acquisition of Capital Stock, equity interest, obligation or other security of, or capital contribution or other investment in, or any Guarantee with respect to, such Person. For purposes of the definition of "Unrestricted Subsidiary" and
Section 4.07 only, (i) "Investment" shall include the portion (proportionate to the Company's equity interest in such Subsidiary) of the fair market value of the net assets of any Subsidiary at the time that such Subsidiary is designated an Unrestricted Subsidiary and shall exclude the portion (proportionate to the Company's equity interest in such Subsidiary) of the fair market value of the net assets of any Unrestricted Subsidiary at the time that such Unrestricted Subsidiary is designated a Restricted Subsidiary of the Company; and (ii) any property transferred to or from an Unrestricted Subsidiary shall be valued at its fair market value at the time of such transfer, in each case as determined by the Board of Directors in good faith.

          "Legal Holiday" means a Saturday, a Sunday or a day on which banking institutions in The City of New York or at a place of payment are authorized by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

          "Lien" means any mortgage, lien, pledge, charge, or other security interest or encumbrance of any kind.

          "Monitoring Fee" means the annual fee of $750,000 to be paid by the Company to GSCP (NJ), L.P. pursuant to the terms and provisions of that certain management agreement by and between the Company and GSCP (NJ), L.P.

          "Net Cash Proceeds" means, with respect to any issuance or sale of Capital Stock, the cash proceeds of such issuance or sale net of attorneys' fees, accountants' fees, underwriters' or placement agents' fees, discounts or commissions and brokerage, consultancy and other fees actually incurred in connection with such issuance or sale and net of taxes paid or payable as a result thereof.

          "Non-Convertible Capital Stock" means, with respect to any corporation, any Capital Stock of such corporation which is not convertible into another security (other than nonconvertible common stock of such corporation); provided, however, that Non-Convertible Capital Stock shall not include any Redeemable Stock or Exchangeable Stock.

          "Non-payment Default" means, for purposes of Article 10 hereof, any event (other than a Payment Default) the occurrence of which entitles one or more Persons to act to accelerate the maturity of any Designated Senior Indebtedness.

          "Notes" means the Notes described in the second paragraph of this Indenture and issued hereunder.

          "Officer" means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, Controller, Secretary, any Assistant Secretary or any Vice-President of such Person.

          "Officers' Certificate" means a certificate signed on behalf of the Company by two Officers of the Company, one of whom must be the principal executive officer, principal financial officer, treasurer or principal accounting officer of the Company.

          "Opinion of Counsel" means a written opinion from legal counsel who is reasonably acceptable to the Trustee. The counsel may be an employee of or counsel to the Company, any Subsidiary of the Company or the Trustee.

          "Payment Default" means any default in the payment when due (whether at Stated Maturity, upon scheduled repayment, upon acceleration or otherwise) that occurs and is continuing beyond any applicable grace period of principal of or premium, if any, or interest on any Senior Indebtedness.

          "Permitted Holder" means GSCP (NJ), L.P. and any of its Affiliates together with any other Person that, together with any Affiliates of such Person, beneficially owns 50% or more of the outstanding Voting Stock of the Company on the date that the Notes are first issued under this Indenture and any Affiliate of such Person.

          "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

          "Preferred Stock", as applied to the Capital Stock of any corporation, means Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such
corporation,   over  shares  of  Capital  Stock  of  any  other  class  of  such corporation.

          "Redeemable Stock" means any Capital Stock that by its terms or otherwise is required to be redeemed on or prior to the first anniversary of the Stated Maturity of the Notes or is redeemable at the option of the holder thereof at any time on or prior to the first anniversary of the Stated Maturity of the Notes. Notwithstanding the preceding sentence, any Capital Stock that would constitute Redeemable Stock solely because the holders thereof have the right to require the Company to repurchase such Capital Stock upon the occurrence of a Change of Control shall not constitute Redeemable Stock if the terms of such Capital Stock provide that the Company may not repurchase or redeem any such Capital Stock pursuant to such provisions unless such repurchase or redemption complies with the covenants described in Section 4.07.

          "Refinancing Indebtedness" means Indebtedness that refunds, refinances, replaces, renews, repays or extends (including pursuant to any defeasance or discharge mechanism) (collectively, "refinances," with "refinanced" having a correlative meaning) any Indebtedness existing on the date of the Indenture or Incurred in compliance with the Indenture (or, if Incurred prior to the date of this Indenture, with the Indenture) (including Indebtedness of the Company that refinances Indebtedness of any Restricted Subsidiary and Indebtedness of any Restricted Subsidiary that refinances Indebtedness of another Restricted Subsidiary) including Indebtedness that refinances Refinancing Indebtedness; provided, however, that (i) the Refinancing Indebtedness has an Average Life at the time such Refinancing Indebtedness is Incurred that is equal to or greater than the Average Life of the Indebtedness being refinanced and (ii) such Refinancing Indebtedness is in an aggregate principal amount (or if issued with original issue discount, an aggregate issue price) that is equal to or less than the aggregate principal amount (or if issued with original issue discount, the aggregate accreted value) then outstanding (plus fees and expenses, including any premium and defeasance costs) under the Indebtedness being refinanced; provided, that Refinancing Indebtedness shall not include Indebtedness of a Subsidiary that refinances Indebtedness of the Company.

          "Representative" means the trustee, agent or other representative for any Senior Indebtedness or Designated Senior Indebtedness.

          "Responsible Officer" when used with respect to the Trustee, means any officer within the Corporate Trust Administration of the Trustee (or any successor group of the Trustee) or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Restricted Payment" with respect to any Person means (i) the declaration or payment of any dividends or any other distributions of any sort in respect of its Capital Stock (including any payment in connection with any merger or consolidation involving the Company) or similar payment to the direct or indirect holders of its Capital Stock (other than dividends or distributions payable solely in Capital Stock other than Redeemable Stock or Exchangeable Stock or rights to acquire Capital Stock other than Redeemable Stock or Exchangeable Stock and dividends or distributions payable solely to the Company or a Restricted Subsidiary, and other than pro rata dividends or other distributions made by a Subsidiary that is not a Wholly Owned Subsidiary to minority stockholders (or owners of an equivalent interest in the case of a Subsidiary that is an entity other than a corporation)), (ii) the purchase, redemption or other acquisition or retirement for value of any Capital Stock of the Company or any Restricted Subsidiary or other Affiliate of the Company (other than any Capital Stock owned by the Company or any Restricted Subsidiary), or the exercise by the Company of any option to exchange any

Capital  Stock  that by its terms is  exchangeable  solely at the  option of the
Company (other than into Capital Stock of the Company which is neither Exchangeable Stock nor Redeemable Stock), provided that the issuance by the Company of Capital Stock (other than Redeemable Stock or Exchangeable Stock) upon the conversion by its terms of any convertible Capital Stock or other security or the exercise of any option or warrant to purchase Capital Stock shall not constitute a Restricted Payment, (iii) the purchase, repurchase, redemption, defeasance or other acquisition or retirement for value, prior to scheduled maturity, scheduled repayment or scheduled sinking fund payment of any Subordinated Obligations (other than the purchase, repurchase or other acquisition of Subordinated Obligations purchased in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of acquisition) or (iv) the making of any Investment in any Unrestricted Subsidiary or any Affiliate of the Company other than a Restricted Subsidiary or a Person which will become a Restricted Subsidiary as a result of any such Investment.

          "Restricted   Subsidiary"  shall  mean  IMS  and   Technologies,   any
intermediate holding company between such Restricted Subsidiary and the Company and any other Subsidiary that is not an Unrestricted Subsidiary.

          "SEC" means the Securities and Exchange Commission.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Senior Indebtedness" means the principal of (and premium, if any), interest (including interest accruing on or after filing of any petition in bankruptcy or for reorganization relating to the Company whether or not such claim for post-petition interest is allowed in such proceeding) on, penalties and any obligation of the Company for reimbursement, indemnities and fees relating to Indebtedness outstanding pursuant to the Credit Agreement and any Indebtedness hereafter incurred, the terms of which (or the terms of the instrument under which, or pursuant to which it is issued) expressly provide that such Indebtedness shall be senior in right of payment to the Notes.

          "Stated Maturity" means, with respect to any security, the date specified in such security as the fixed date on which the principal of such security is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such security at the option of the holder thereof upon the happening of any contingency).

          "Subordinated Note Custodian" means the Trustee, as custodian for the Depositary with respect to the Notes in global form, or any successor entity thereto.

          "Subordinated Obligation" means any Indebtedness of the Company which is contractually subordinate or junior in right of payment to the Notes.

          "Subsidiary" means (i) a corporation at least a majority of whose Capital Stock with voting power, under ordinary circumstances, to elect a majority of the Board of Directors of such corporation is at the time, directly or indirectly, owned or controlled by the Company, by a Subsidiary or Subsidiaries of the Company, or by the Company and a Subsidiary or Subsidiaries of the Company or (ii) any other Person (other than a corporation) in which the

Company, a Subsidiary or Subsidiaries of the Company, directly or indirectly, at the date of determination, has at least a majority ownership interest.

          "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbbb) as in effect on the date on which this Indenture is qualified under the TIA, except as required by Section 9.03 hereof, provided that if the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" or "TIA" means, if so required by such amendment, the Trust Indenture Act of 1939, as so amended.

          "Technologies" means Envirosource Technologies, Inc.

          "Trustee" means the party named as such above until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor serving hereunder.

          "U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case under clauses (i) or (ii) are not callable or redeemable before the maturity thereof.

          "Unrestricted Subsidiary" means (i) any Subsidiary that at the time of determination shall be designated an Unrestricted Subsidiary by the Board of Directors in the manner provided below and (ii) any subsidiary of an Unrestricted Subsidiary. The Board of Directors may designate any Subsidiary (including any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary unless such Subsidiary owns any Capital Stock of, or owns or holds any Lien on any property of, the Company or any other Subsidiary that is not a subsidiary of the Subsidiary to be so designated; provided, however, that either
(A) the Subsidiary to be so designated has total assets of $1,000 or less or (B) if such Subsidiary has assets greater than $1,000, that such designation would be permitted under Section 4.07. The Board of Directors may designate any Unrestricted Subsidiary to be a Restricted Subsidiary of the Company; provided, however, that immediately after giving effect to such designation (x) to the extent that the Unrestricted Subsidiary has any Indebtedness (other than Indebtedness that could be Incurred under clauses (ii)-(vi) under Section 4.08(b)), the Company could Incur $1.00 of additional Indebtedness pursuant to
Section 4.08(a) after giving pro forma effect to such Unrestricted Subsidiary's Indebtedness as if it had been Incurred at the beginning of the applicable four-quarter period and (y) no Default shall have occurred and be continuing. Any such designation by the Board of Directors shall be evidenced to the Trustee by promptly filing with the Trustee a copy of the board resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing provisions; provided, however, that the failure to so file such resolution and/or Officers' Certificate with the Trustee shall not impair or affect the validity of such designation.

          "Voting Stock" with respect to any Person means the Capital Stock normally entitled to vote in elections of the Board of Directors.

          "Wholly  Owned   Subsidiary"   means  a  Subsidiary   (other  than  an
Unrestricted Subsidiary) all the Capital Stock of which (other than directors' qualifying shares) is owned by the Company or another Wholly Owned Subsidiary.

          SECTION 1.02.  OTHER DEFINITIONS.
                         -----------------


                                                               Defined in
                                  Term                         Section
                  "Authenticating Agent"...............         2.02
                  "Bankruptcy Law".....................         4.01
                  "Certificated Notes".................         2.01
                  "Custodian"..........................         6.01
                  "Depositary".........................         2.03
                  "DTC" ...............................         2.03
                  "Global Note" .......................         2.01
                  "Event of Default"...................         6.01
                  "Paying Agent".......................         2.03
                  "Payment Blockage Notice" ...........         10.04
                  "Registrar"..........................         2.03
                  "Successor Corporation"..............         5.01

          SECTION 1.03.  INCORPORATION  BY  REFERENCE  OF TRUST  INDENTURE  ACT.
                         ------------------------------------------------------
Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

          The following TIA terms used in this Indenture have the following meanings:

          "indenture securities" means the Notes;

          "indenture security holder" means a Holder of a Note;

          "indenture to be qualified" means this Indenture;

          "indenture trustee" or "institutional trustee" means the Trustee;

          "obligor" on the Notes means the Company and any successor obligor upon the Notes.

          All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings so assigned to them.

          SECTION 1.04.  RULES OF  CONSTRUCTION.  Unless the  context  otherwise
                         ----------------------
requires:

          (1)  a term has the meaning assigned to it;

          (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

          (3)  "or" is not exclusive;

          (4) words in the singular include the plural, and in the plural include the singular; and

          (5)  provisions apply to successive events and transactions.

                                   ARTICLE 2
                                   THE NOTES

          SECTION 2.01.  FORM  AND  DATING.  (a)  General.  The  Notes  and  the
                         -----------------
Trustee's certificate of authentication shall be substantially in the form of Exhibit A hereto, the terms of which are incorporated in and made a part of this Indenture. The Notes may have notations, legends or endorsements approved as to form by the Company and required by law, stock exchange rule, agreements to which the Company is subject or usage. Each Note shall be dated the date of its authentication. The Notes shall be issuable only in registered form without coupons and only in denominations of $1.00 or integral multiples thereof.

          The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Indenture and the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

          (b) Global Notes. Notes shall be initially issued in the form of one or more permanent Global Notes in definitive fully registered form without interest coupons (the "Global Notes"), which shall be registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided, and deposited on behalf of the Holders of the Notes represented thereby with the Subordinated Note Custodian.

          Each Global Note shall represent such of the outstanding Notes as shall be specified therein and shall provide that it shall represent the aggregate amount of outstanding Notes from time to time endorsed on Schedule A thereto and that the aggregate amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges, redemptions and transfers of interests. Any endorsement of Schedule A of a Global Note to reflect the amount of any increase or decrease in the amount of outstanding Notes represented thereby shall be made by the Trustee or the Subordinated Note Custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section 2.05 hereof.

          Except as set forth in Section 2.06 hereof, the Global Notes may be transferred, in whole and not in part, only to another nominee of the Depositary or to a successor of the Depositary or its nominee.

          (c) Book-Entry Provisions. This Section 2.01(c) shall apply only to Global Notes deposited with or on behalf of the Depositary.

          The Company shall execute and the Trustee shall, in accordance with this Section 2.01(c), authenticate and deliver the Global Notes that (i) shall be registered in the name of the Depositary or the nominee of the Depositary and
(ii) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instructions or held by the Subordinated Note Custodian.

          Participants shall have no rights either under this Indenture with respect to any Global Note held on their behalf by the Depositary or by the Subordinated Note Custodian as custodian for the Depositary or under such Global Note, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Participants, the operation of customary practices of such Depositary governing the exercise of the rights of an owner of a beneficial interest in any Global Note.

          (d) Certificated Notes. Notes issued in Certificated form shall be substantially in the form of Exhibit A attached hereto (but without including the text referred to in footnotes 1, 2 and 3 thereto) ("Certificated Notes") and shall be printed, typewritten, lithographed or engraved or produced by any combination of these methods or may be produced by any other method permitted by the rules of any securities exchange on which the Notes may be listed, as evidenced by the execution of such Notes.

          (e) Provisions Applicable to Forms of Notes. The Notes may also have such additional provisions, omissions, variations or substitutions as are not inconsistent with the provisions of this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with this Indenture, any applicable law or with any rules made pursuant thereto or with the rules of any securities exchange or governmental agency or as may be determined consistently herewith by the Officers of the Company executing such Notes, as conclusively evidenced by their execution of such Notes. All Notes will be otherwise substantially identical except as provided herein.

          Subject to the provisions of this Article 2, a Holder of a Global Note may grant proxies and otherwise authorize any Person to take any action that a Holder is entitled to take under this Indenture or the Notes.

          SECTION 2.02.  EXECUTION AND AUTHENTICATION. An Officer of the Company
                         ----------------------------
shall sign the Notes for the Company by manual or facsimile signature. The Company's seal shall be reproduced on the Notes.

          If an Officer whose signature is on a Note no longer holds that office at the time the Note is authenticated, the Note shall nevertheless be valid.

          A Note shall not be valid until authenticated by the manual signature of the Trustee or the Authenticating Agent. The signature of the Trustee shall be conclusive evidence that the Note has been authenticated under this Indenture.

          The Trustee or the Authenticating Agent shall, upon a written order of the Company signed by two Officers of the Company, authenticate Notes for original issue up to an aggregate principal amount stated in paragraph 4 of the Notes. The aggregate principal amount of Notes outstanding at any time shall not exceed the amount set forth herein except as provided in Section 2.07.

          The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Notes (the "Authenticating Agent"). Unless limited by the terms of such appointment, an Authenticating Agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An Authenticating Agent has the same rights as an Agent to deal with the Company or an Affiliate of the Company.

          SECTION 2.03. REGISTRAR AND PAYING AGENT.  The Company shall  maintain
                        --------------------------
(i) an office or agency where Notes may be presented for registration of transfer or for exchange (including any co-registrar, the "Registrar") and (ii) an office or agency where Notes may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Notes and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent. The Company may change any Paying Agent, Registrar or co-registrar without prior notice to any Holder of a Note. The Company shall notify the Trustee and the Trustee shall notify the Holders of the Notes of the name and address of any Agent not a party to this Indenture. The Company or any of its Subsidiaries may act as Paying Agent, Registrar or co-registrar. The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture, which shall incorporate the provisions of the TIA. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any such Agent. If the Company fails to maintain a Registrar or Paying Agent, or fails to give the foregoing notice, the Trustee shall act as such, and shall be entitled to appropriate compensation in accordance with Section 7.07 hereof.

          The Company initially appoints The Depository Trust Company ("DTC") to act as Depositary with respect to the Global Notes.

          The Company initially appoints the Trustee (at the Corporate Trust Office of the Trustee) to act as the Registrar and Paying Agent and to act as Subordinated Note Custodian with respect to the Global Notes.

          SECTION 2.04.  LISTS  OF  HOLDERS  OF THE  NOTES.  The  Trustee  shall
                         ---------------------------------
preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders of the Notes and shall otherwise comply with TIA ss. 312(a). If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least seven Business Days before each Interest Payment Date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders of the Notes, including the aggregate principal amount of the Notes held by each thereof, and the Company shall otherwise comply with TIA ss. 312(a).

          SECTION 2.05.  TRANSFER  AND  EXCHANGE.  (a)  Transfer and Exchange of
                         -----------------------
Certificated Notes. When Certificated Notes are presented to the Registrar with a request:

          (i) to register the transfer of such Certificated Notes; or

          (ii) to exchange such Certificated Notes for an equal principal amount of Certificated Notes or other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Certificated Notes surrendered for transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

          (b) Restrictions on Transfer of a Certificated Note for a Beneficial Interest in a Global Note. A Certificated Note may not be exchanged for a beneficial interest in a Global Note except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Certificated Note, duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Registrar, together with written instructions directing the Trustee to make, or to direct the Subordinated Note Custodian to make, an adjustment on its books and records with respect to such Global Note to reflect an increase in the aggregate principal amount of the Notes represented by the Global Note, such instructions to contain information regarding the Depositary account to be credited with such increase, then the Trustee shall cancel such Certificated Note and cause, or direct the Subordinated Note Custodian to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Subordinated Note Custodian, the aggregate principal amount of the Notes represented by the Global Note to be increased by the aggregate principal amount of the
Certificated Note to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Global Note equal to the principal amount of the Certificated Note canceled. If no Global Notes are then outstanding and the Global Note has not been previously exchanged for Certificated securities pursuant to Section 2.06, the Company shall issue and the Trustee shall authenticate, upon written order of the Company in the form of an Officers' Certificate, a new Global Note in the appropriate principal amount.

          (c) Transfer and Exchange of Global Notes. (i) The transfer and exchange of Global Notes or beneficial interests in Global Notes shall be effected through the Depositary, in accordance with this Indenture (including any applicable restrictions on transfer set forth herein, if any) and the procedures of the Depositary and the Applicable Procedures or other procedures of the Depositary therefor. A transferor of a beneficial interest in a Global Note shall deliver a written order given in accordance with the Depositary's procedures containing information regarding the participant account of the Depositary to be credited with a beneficial interest in such Global Note or another Global Note and such account shall be credited in accordance with such order with a beneficial interest in the applicable Global Note and the account of the Person making the transfer shall be debited by an amount equal to the beneficial interest in the Global Note being transferred.

         (ii) If the proposed transfer is a transfer of a beneficial interest in one Global Note to a beneficial interest in another Global Note, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Note to which such interest is being transferred in an amount equal to the principal amount of the interest to be so transferred, and the Registrar shall reflect on its books and records the date and a corresponding decrease in the principal amount of Global Note from which such interest is being transferred. Any beneficial interest in one Global Note that is transferred to a Person who takes delivery in the form of an interest in another Global Note will upon transfer, cease to be an interest in that Global Note and become an interest in the Global Note to which the beneficial interest is transferred and will thereafter be subject to all transfer restrictions, if any, and other procedures applicable to beneficial interests in the Global Note to which the beneficial interest is transferred for as long as it remains an interest in that Global Note.

          (d) Restrictions on Transfer and Exchange of Global Notes. Notwithstanding any other provision of this Indenture, a Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Any Holder of a beneficial interest in a Global Note shall, by acceptance of such Global Note, agree that transfers of beneficial interests in such Global Note may be effected only through a book entry system maintained by the Holder of such Global Note (or its agent), and that ownership of a beneficial interest in the Notes represented hereby shall be required to be reflected in book entry form. Interests of beneficial owners in a Global Note may be transferred in accordance with the rules and procedures of the Depositary (or its successors).

          (e) Cancellation and/or Adjustment of Global Notes. At such time as all beneficial interests in Global Notes of a series have been exchanged for Certificated Notes, redeemed, repurchased or cancelled, all Global Notes of such series shall be returned to or retained and cancelled by the Trustee in accordance with Section 2.12 hereof. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for Certificated Notes, redeemed, repurchased or cancelled, the principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note, by the Trustee or the Subordinated Note Custodian, at the direction of the Trustee, to reflect such reduction.

          (f) General Provisions Relating to Transfers and Exchanges. When Notes are presented to the Registrar with a request to register the transfer or to exchange them for an equal principal amount of Notes of other denominations, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met; provided, however, that any Note presented or surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar and the Trustee duly executed by the Holder thereof or by his attorney duly authorized in writing. To permit registrations of transfer and exchanges, the Company shall issue and the Trustee shall authenticate Notes at the Registrar's request, subject to such rules as the Trustee may reasonably require.

          Neither the Company nor the Registrar shall be required to issue, register the transfer of or exchange (i) any Note for a period beginning at the opening of business 15 days before any repurchase of Notes permitted by this Indenture and ending at the close of business on the day of repurchase, (ii) any
Note 15 days before the day of any selection of Notes for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part or
(iii) any Note between a record date and the next succeeding Interest Payment Date.

          No service charge shall be made to any Holder of a Note for any registration of transfer or exchange (except as otherwise expressly permitted herein), but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than such transfer tax or similar governmental charge payable upon exchanges pursuant to Sections 2.10, 3.06 or 9.05 hereof, which shall be paid by the Company).

          Prior to due presentment for registration of transfer of any Note, the Trustee, any Agent and the Company may deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of, premium, if any, and interest on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and neither the Trustee, any Agent nor the Company shall be affected by notice to the contrary.

          All Notes issued upon any transfer or exchange pursuant to the terms of this Indenture shall evidence the same debt and shall be entitled to the same benefits under this Indenture as the Notes surrendered upon such transfer or exchange.

          Each Holder of the Notes agrees to indemnify the Company and the Trustee against any liability that may result from the transfer, exchange, or assignment of such Holder's Notes in violation of any provision of the Indenture or applicable United States Federal, or State securities law.

          (g) No Obligation of the Trustee. (1) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Note, a member of, or a participant, in the Depositary or any other Person with respect to the accuracy of the records of the Depositary or its nominee or of any participant or member thereof, with respect to any ownership interest in the Notes or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depositary) of any notice (including any notice of redemption or repurchase) or the payment of any amount, under or with respect to such Notes. All notices and communications to be given to the Holders and all payments to be made to Holders under the Notes shall be given or made only to the registered Holders (which shall be the Depositary or its nominee in the case of a Global Note). The rights of beneficial owners in any Global Note shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Trustee may rely and shall be fully protected in conclusively relying upon information furnished by the Depositary with respect to its members, participants and any beneficial owners.

          (2) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Depositary participants, members or beneficial owners in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

          SECTION 2.06.  CERTIFICATED  NOTES. (a) Global Note deposited with the
                         -------------------
Depositary  or with the  Trustee as  Subordinated  Note  Custodian  pursuant  to
Section 2.02 shall be transferred to the beneficial owners thereof in the form of Certificated Notes in an aggregate principal amount equal to the principal amount of such Global Note, in exchange for such Global Note, only if such transfer complies with Section 2.05 and (i) the Company notifies the Trustee in writing that the Depositary is no longer willing or able to act as a depositary for the Notes or the Depositary ceases to be a "clearing agency" registered under the Exchange Act, and a successor depositary is not appointed by the Company within 90 days of such notice of cessation, (ii) the Company, at its option notifies the Trustee in writing that it elects to cause the issuance of Certificated Notes under this Indenture, or (iii) upon the occurrence and continuation of an Event of Default.

          (b) Any Global Note that is transferable to the beneficial owners thereof pursuant to this Section 2.06 shall be surrendered by the Depositary to the Trustee, to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Note, an equal aggregate principal amount of Certificated Notes of authorized denominations. Any portion of a Global Note transferred pursuant to this Section 2.06 shall be executed, authenticated and delivered only in denominations of $1.00 of principal amount and any integral multiple thereof and registered in such names as the Depositary shall direct.

          SECTION 2.07.  REPLACEMENT NOTES. If any mutilated Note is surrendered
                         -----------------
to the Trustee, or the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Note, the Company shall issue and the Trustee, upon the written order of the Company signed by two Officers of the Company, shall authenticate a replacement Note if the Trustee's requirements for replacements of Notes are met. If required by the Trustee or the Company, an indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Trustee and the Company to protect the Company, the Trustee, any Agent or any Authenticating Agent from any loss which any of them may suffer if a Note is replaced. Each of the Company and the Trustee may charge for its expenses in replacing a Note.

          The Company shall not be required to issue a replacement Note for (i) any Note for a period beginning at the opening of business 15 days before the repurchase of Notes permitted by this Indenture and ending at the close of business on the day of such repurchase, (ii) any Note 15 days before the day of any selection of Notes for redemption in whole or in part, except the unredeemed portion of any note being redeemed in part or (iii) any Note between a record date and the next succeeding Interest Payment Date.

          Every replacement Note is an additional obligation of the Company and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Notes duly issued hereunder. The provisions of this Section 2.07 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement of mutilated, destroyed, lost or stolen Notes.

          SECTION 2.08   PAYING AGENT TO HOLD MONEY IN TRUST.  The Company shall
                         -----------------------------------
require each Paying Agent other than the Trustee to agree in writing that the Paying Agent shall hold in trust for the benefit of the Holders of the Notes or the Trustee all money held by the Paying Agent for the payment of principal of, premium, if any, and interest on the Notes, and shall notify the Trustee of any Default by the Company in making any such payment. While any such Default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed. Upon payment over to the Trustee, the Paying Agent (if other than the Company or a Subsidiary) shall have no further liability for the money delivered to the Trustee. If the Company or a Subsidiary acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders of the Notes all money held by it as Paying Agent.

          Notwithstanding any provision herein to the contrary, an installment (including, without limitation, any redemption or repurchase of Notes pursuant to this Indenture) of principal or interest on any Note shall be considered paid on the date due if the Trustee or Paying Agent (other than the Company or any Subsidiary or Affiliate of the Company) holds on that date money in immediately available funds designated for and sufficient to pay the installment, provided that the Trustee or Paying Agent is not legally prohibited from making any payment of such installment on such Notes.

          SECTION 2.09.  OUTSTANDING  NOTES.  The Notes  outstanding at any time
                         ------------------
are all the Notes authenticated by the Trustee except for those cancelled by it, those delivered to it for cancellation and those described in this Section as not outstanding.

          If a Note is replaced pursuant to Section 2.07 hereof, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Note is held by a bona fide purchaser.

          If the principal  amount of any Note is considered  paid under Section
4.01 hereof, it ceases to be outstanding and interest on it ceases to accrue.

          Subject to Section 2.10 hereof, a Note does not cease to be outstanding because the Company, a Subsidiary of the Company or an Affiliate of the Company holds the Note.

          SECTION 2.10.  TREASURY NOTES.  In determining  whether the Holders of
                         --------------
the required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by the Company (and in the case of a direction pursuant to Section 6.05 or a consent for a waiver of any past default and its consequences, Notes owned by any Subsidiary of the Company or any Affiliate of the Company) shall be considered as though not outstanding, except that for purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes which a Responsible Officer knows to be so owned shall be so considered. The Company shall notify the Trustee, in writing, when it or any of its Subsidiaries repurchases or otherwise acquires Notes and of the aggregate principal amount so repurchased or acquired. Notwithstanding the foregoing, Notes that are to be acquired by the Company, any Subsidiary of the Company or an Affiliate of the Company pursuant to an exchange offer, tender offer or other agreement shall not be deemed to be owned by the Company, such Subsidiary of the Company or an Affiliate of the Company until legal title to such Notes passes to the Company, such Subsidiary or Affiliate, as the case may be.

          SECTION 2.11.  TEMPORARY  NOTES.  Until definitive Notes are ready for
                         ----------------
delivery, the Company may prepare and the Trustee shall authenticate temporary Notes. Temporary Notes shall be substantially in the form of definitive Notes but may have variations that the Company and the Trustee consider appropriate for temporary Notes. Without unreasonable delay, the Company shall prepare and the Trustee, upon receipt of the written order of the Company signed by two Officers of the Company, shall authenticate definitive Notes in exchange for temporary Notes. Until such exchange, temporary Notes shall be entitled to the same rights, benefits and privileges as definitive Notes.

          SECTION 2.12.  CANCELLATION. The Company at any time may deliver Notes
                         ------------
to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange or payment. The Trustee shall cancel all Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall destroy cancelled Notes (subject to the record retention requirement of the Exchange
Act), unless the Company directs them to be returned to it. The Company may not issue new Notes to replace Notes that it has redeemed or paid or that have been delivered to the Trustee for cancellation. All cancelled Notes held by the Trustee shall be destroyed and certification of their destruction delivered to the Company, unless by a written order, signed by two Officers of the Company, the Company shall direct that cancelled Notes be returned to it.

          SECTION 2.13.  DEFAULTED  INTEREST.  If  the  Company  defaults  in  a
                         -------------------
payment of interest on the Notes and if such interest payment is not made within the grace period provided by Section 6.01(a), it shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are Holders of the Notes on a subsequent special record date, which date shall be at the earliest practicable date but in all events at least five Business Days prior to the payment date, in each case at the rate provided in the Notes and in Section 4.01 hereof. The Company shall, with the consent of the Trustee, fix or cause to be fixed each such special record date and payment date. At least 15 days before the special record date, the Company (or the Trustee if requested in writing by the Company, in the name of and at the expense of the Company) shall mail to Holders of the Notes a notice that states the special record date, the related payment date and the amount of such interest to be paid. Any interest which is paid prior to the expiration of the grace period provided in Section 6.01(a) hereof shall be paid to Holders of the Notes as of the regular record date for the Interest Payment Date for which interest has not been paid. Notwithstanding the foregoing, the Company may make payment of any defaulted interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange.

          SECTION 2.14.  RECORD   DATE.   The  record   date  for   purposes  of
                         -------------
determining the identity of Holders of the Notes entitled to vote or consent to any action by vote or consent authorized or permitted under this Indenture shall be determined as provided for in TIA ss. 316(c).

          SECTION 2.15.  CUSIP NUMBER.  The Company in issuing the Notes may use
                         ------------
a "CUSIP" number and, if it does so, the Trustee shall use the CUSIP number in notices of redemption or exchange as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed in the notice or on the Notes and that reliance may be placed only on the other identification numbers printed on the Notes. The Company will promptly notify the Trustee of any change in the CUSIP number.

                                   ARTICLE 3
                                   REDEMPTION

          SECTION 3.01.  NOTICES TO  TRUSTEE.  If the  Company  elects to redeem
                         -------------------
Notes pursuant to the optional redemption provisions of Section 3.07 hereof, it shall furnish to the Trustee, at least 45 days but not more than 60 days before a redemption date (or such shorter period as may be agreed to by the Trustee in writing), an Officers' Certificate setting forth (i) the Section of this Indenture pursuant to which the redemption shall occur, (ii) the redemption date, (iii) the principal amount of Notes to be redeemed and (iv) the redemption price.

          SECTION 3.02.  SELECTION OF NOTES TO BE REDEEMED.  If less than all of
                         ---------------------------------
the Notes are to be redeemed, the Trustee shall select the Notes to be redeemed among the Holders of the Notes on a pro rata basis, by lot or in accordance with any other method the Trustee considers fair and appropriate (and in such manner as complies with applicable legal and stock exchange requirements, if any), provided that no Notes of $1,000 or less shall be redeemed in part. In the event of partial redemption by lot, the particular Notes to be redeemed shall be selected, unless otherwise provided herein, not less than 30 nor more than 60 days prior to the redemption date by the Trustee from the outstanding Notes not previously called for redemption.

          The Trustee shall promptly notify the Company in writing of the Notes selected for redemption and, in the case of any Note selected for partial redemption, the principal amount thereof to be redeemed. Notes and portions of them selected shall be in amounts of $1,000 or whole multiples of $1,000; except that if all of the Notes of a Holder are to be redeemed, the entire outstanding amount of Notes held by such Holder, even if not a multiple of $1,000, shall be redeemed. Except as provided in the preceding sentence, provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption.

          SECTION 3.03   NOTICE  OF  REDEMPTION.  At  least 30 days but not more
                         ----------------------
than 60 days before a redemption date, the Company shall mail or cause to be mailed, by first class mail, a notice of redemption to each Holder whose Notes are to be redeemed at its registered address.

          The notice shall identify the Notes to be redeemed and shall state:

          (a)  the redemption date;

          (b)  the redemption price;

          (c) if any Note is being redeemed in part, the portion of the principal amount of such Note to be redeemed and that, after the redemption date upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion shall be issued;

          (d)  the name and address of the Paying Agent;

          (e) that Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price;

          (f) that, unless the Company defaults in or is otherwise prohibited from making such redemption payment, interest on Notes called for redemption ceases to accrue on and after the redemption date and the only remaining right of the Holder is to receive payment of the redemption price upon surrender to the Paying Agent of the Notes to be redeemed;

          (g) the paragraph of the Notes and/or Section of this Indenture pursuant to which the Notes called for redemption are being redeemed; and

          (h) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Notes.

          At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at its expense; provided, however, that the Company shall have delivered to the Trustee, at least 35 days but not more than 60 days prior to the redemption date (or such shorter period as may be agreed to by the Trustee in writing), an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph. In any case, failure to give such notice or any defect in the notice to the Holder of any Note shall not affect the validity of the proceeding for the redemption of any other Note.

          SECTION3.04.   EFFECT  OF  NOTICE  OF   REDEMPTION.   Once  notice  of
                         redemption is mailed in accordance with Section 3.03 hereof, Notes called for redemption become due and payable on the redemption date at the redemption price.

          SECTION3.05.   DEPOSIT  OF  REDEMPTION  PRICE.  On  or  prior  to  the
                         redemption date, the Company shall deposit with the Trustee or with the Paying Agent money in immediately available funds sufficient to pay the redemption price of and accrued interest on all Notes to be redeemed on that date. The Trustee or the Paying Agent shall promptly return to the Company any money deposited with the Trustee or the Paying Agent by the Company in excess of the amounts necessary to pay the redemption price of, and accrued interest on, all Notes to be redeemed.

                  On and after the redemption date, interest shall cease to accrue on the Notes or the portions of Notes called for redemption. If a Note is redeemed on or after an interest record date but on or prior to the related Interest Payment Date, then any accrued and unpaid interest shall be paid to the Person in whose name such Note was registered at the close of business on such record date. If any Note called for redemption shall not be so paid upon surrender for redemption because of the failure of the Company to comply with the preceding paragraph or the Company or the Trustee is otherwise prohibited from making such payment, interest shall be paid on the unpaid principal, from the redemption date until such principal is paid, and to the extent lawful on any interest not paid on such unpaid principal, in each case at the rate provided in the Notes and in Section 4.01 hereof.

          SECTION 3.06.  NOTES  REDEEMED IN PART.  Upon surrender of a Note that
                         -----------------------
is redeemed in part, the Company shall issue and the Trustee shall authenticate for the Holder of the Notes at the expense of the Company a new Note equal in principal amount to the unredeemed portion of the Note surrendered.

          SECTION 3.07.  OPTIONAL  REDEMPTION.  The Company may redeem the Notes
                         --------------------
at any time as a whole, or from time to time in part, at 100% of the principal amount, plus accrued and unpaid interest to the redemption date.

          SECTION 3.08.  MANDATORY REDEMPTION. The Company shall not be required
                         --------------------
to make mandatory redemption payments with respect to the Notes. There are no sinking fund payments with respect to the Notes.

                                   ARTICLE 4
                                    COVENANTS

          SECTION 4.01.  PAYMENT OF NOTES.  The Company shall pay or cause to be
                         ----------------
paid the principal of, premium, if any, and interest on the Notes on the dates and in the manner provided in the Notes. Principal, premium, if any, and interest shall be considered paid on the date due if the Trustee or the Paying Agent, if other than the Company, holds on the due date money deposited by the

Company in immediately available funds designated for and sufficient to pay all principal, premium, if any, and interest then due unless such payment is prohibited by Article 10. The Trustee or such Paying Agent shall return to the Company, no later than five days following the date of payment, any money (including accrued interest) that exceeds such amount of principal, premium, if any, and interest paid on the Notes.

          The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the rate equal to the applicable interest rate on the Notes to the extent lawful; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace period) at the same rate to the extent lawful.

          The term "Bankruptcy Law" means title 11, U.S. Code or any similar federal or state law for the relief of debtors.

          SECTION 4.02.  MAINTENANCE  OF OFFICE OR  AGENCY.  The  Company  shall
                         ---------------------------------
maintain in the Borough of Manhattan, The City of New York, an office or agency (which may be an office of the Trustee or an affiliate of the Trustee, Registrar or co-registrar) where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

          The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

          The Company hereby designates the Corporate Trust Office of the Trustee as one such office or agency of the Company in accordance with Section 2.03.

          SECTION 4.03. REPORTS. So long as any of the Notes remain outstanding,
                        -------
the Company shall cause copies of all quarterly and annual financial reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act to be filed with the Trustee. If the Company is not subject to the requirements of such Section 13 or 15(d) of the Exchange Act, the Company shall cause to be prepared reports containing information comparable to that which would be required to be disclosed in Annual Reports on Form 10-K, including, without limitation, the information required by Part III thereof, which requires the disclosure of information typically found in a proxy statement for the election of directors (including information with respect to certain officers and directors of the Company, the compensation of such officers and directors, the ownership of Capital Stock of the Company by management and certain beneficial owners, and relationships and transactions between the Company and its Affiliates) (each an "Annual Report"), Quarterly Reports on Form 10-Q (each a "Quarterly Report") and Current Reports on Form 8-K, except that the financial statements of any business acquired by the Company need not be audited (each a "Current Report"). The Company shall file with the Trustee Annual Reports within 120 days after the end of the Company's fiscal years, Quarterly Reports within 60 days after the end of each of the first three quarters of each such fiscal year and Current Reports within the later of 15 days of the event for with the report is being filed or such longer period as provided in Form 8-K. Except as otherwise provided in this Section 4.03, the Trustee shall maintain such reports and the information contained in any such reports in the strictest of confidence. So long as the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, at the request in writing of any Person that: (i) certifies in writing and establishes to the satisfaction of the Trustee that such Person is a Holder or beneficial owner of Notes and neither a customer nor a competitor of the Company, and (ii) delivers to the Trustee in writing its agreement to be bound by the confidentiality provisions of this Section 4.03, the Trustee shall deliver copies of such reports filed by the Company with the Trustee pursuant to this
Section 4.03 to such Holder or beneficial owner of Notes requesting copies thereof. Each Holder or beneficial owner of Notes or other Person receiving copies of such reports from the Trustee or otherwise pursuant to this Section
4.03 shall maintain such reports and the information contained in any such reports in the strictest of confidence. This Section 4.03 shall not preclude (x) the delivery by any Person of such reports filed by the Company with the Trustee or a copy thereof or information contained therein as may be required by applicable law or with the written consent of the Company or (y) the delivery by a Holder or beneficial owner of Notes to a purchaser or prospective purchaser (other than a customer or competitor of the Company) in connection with a sale or proposed sale of Notes provided that such purchaser or prospective purchaser agrees in writing, with a copy of such agreement to be delivered to the Company as a third party beneficiary thereof, to be bound by the confidentiality provisions of this Section 4.03. The Company shall also comply with the provisions of TIA ss. 314(a).

          SECTION 4.04.  COMPLIANCE  CERTIFICATE.  (a) The Company shall deliver
                         -----------------------
to the Trustee, within 120 days after the end of each fiscal year, an Officers' Certificate stating that a review of the activities of the Company and its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether each has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such Officer signing such certificates, that to the best of his or her knowledge each entity has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions of this Indenture (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he or she may have knowledge and what action each is taking or proposes to take with respect thereto) and that to the best of his or her knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or interest, if any, on the Notes is prohibited or if such event has occurred, a description of the event and what action each is taking or proposes to take with respect thereto.

          (b) The Company shall, so long as any of the Notes are outstanding, deliver to the Trustee promptly upon any Officer becoming aware of (and in no event later than 30 days after the occurrence of) any Default or Event of Default, an Officers' Certificate specifying such Default, Event of Default or default and acceleration and what action the Company is taking or proposes to take with respect thereto.

          SECTION 4.05.  STAY,  EXTENSION AND USURY LAWS. The Company  covenants
                         -------------------------------
(to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law has been enacted.

          SECTION 4.06.  CORPORATE  EXISTENCE.  Subject to Article 5 hereof, the
                         --------------------
Company shall do or cause to be done all things necessary to preserve and keep in full force and effect (i) its corporate existence, and the corporate, partnership or other existence of any Subsidiary, in accordance with the respective organizational documents (as the same may be amended from time to time) of the Company or any such Subsidiary and (ii) the rights (charter and statutory), licenses and franchises of the Company and its Subsidiaries; provided, however, that the Company shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any of its Subsidiaries if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries, taken as a whole, and that the loss thereof is not adverse in any material respect to the Holders of the Notes.

          SECTION 4.07.  LIMITATION ON RESTRICTED  PAYMENTS.  (a) So long as any
                         ----------------------------------
of the Notes are outstanding, the Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, make any Restricted Payment, unless:

          (i) no Default under the Indenture shall have occurred and be continuing (or would result therefrom);

          (ii) the Company is able to Incur an additional $1.00 of Indebtedness pursuant to Section 4.08(a) after giving effect, on a pro forma basis, to such Restricted Payment; and

          (iii) upon giving effect, as if paid, to the proposed Restricted Payment, the aggregate amount of all such Restricted Payments subsequent to the date of the Indenture shall not exceed the sum of:

               (A) 50% of aggregate Consolidated Net Income accrued during the period (treated as one accounting period) from the beginning of the fiscal quarter beginning after the date of this Indenture to the end of the most recent fiscal quarter for which financial statements are available, (or if such Consolidated Net Income is a deficit, minus 100% of such deficit);

               (B) the aggregate Net Cash Proceeds received by the Company from the issue or sale of Capital Stock (other than Redeemable Stock or Exchangeable Stock) of the Company and warrants, options or other rights to acquire such Capital Stock (other than Net Cash Proceeds received from the issuance or sale of such Capital Stock to a Subsidiary of the Company or an employee stock ownership plan, option plan or similar trust to the extent such sale to an employee stock ownership plan, option plan or similar trust is financed by loans from or Guaranteed by the Company or any Restricted Subsidiary unless such loans have been repaid with cash on or prior to the date of determination);

               (C) the amount by which the principal amount of and any accrued interest on Indebtedness of the Company or its Restricted Subsidiaries is reduced on the Company's consolidated balance sheet upon the conversion or exchange (other than by a Subsidiary) subsequent to the date of this Indenture of any Indebtedness of the Company or any Restricted Subsidiary convertible or exchangeable for Capital Stock (other than Redeemable Stock or Exchangeable Stock) of the Company (less the amount of any cash, or the value of any other property, distributed by the Company or any Restricted Subsidiary upon such conversion or exchange); and

               (D) an amount equal to the net reduction in Investments in Unrestricted Subsidiaries resulting from payments of interest on Indebtedness, dividends, repayments of loans or advances, or other transfers of assets, in each case to the Company or any Restricted Subsidiary from Unrestricted Subsidiaries, or from redesignations of Unrestricted Subsidiaries as Restricted Subsidiaries (valued in each case as provided in the definition of "Investments"), or resulting from the receipt of proceeds from the sale or other disposition of an Unrestricted Subsidiary, not to exceed in the case of any Unrestricted Subsidiary the amount of Investments previously made by the Company or any Restricted Subsidiary in such Unrestricted Subsidiary and which was treated as a Restricted Payment under the Indenture.

          (b)  Notwithstanding  the limitations set forth under clauses (ii) and
(iii) of paragraph (a) above (and in addition to the amount (if any) of Restricted Payments permitted to be made under such clause (iii)) and as long as no Default shall have occurred and be continuing (or would result therefrom), the Company and the Restricted Subsidiaries may make Restricted Payments which in the aggregate while any of the Notes remain outstanding do not exceed $3.0 million.

          (c) The failure to satisfy the conditions set forth in clauses (ii) and (iii) of Section 4.07(a) will not prohibit any of the following as long as the condition set forth in clause (i) of Section 4.07(a) (except as set forth below) is satisfied (and payments made in accordance with the following will not (except as set forth in clause (iii) below) be included in the calculation of

Restricted Payments described in clause (iii) of Section 4.07(a) and will not be taken into account for purposes of paragraph (b) above:

          (i) any purchase or redemption of Capital Stock or Subordinated Obligations of the Company made by exchange for, conversion of, or in an amount not in excess of the proceeds of the substantially concurrent sale of, Capital Stock of the Company (other than (x) Redeemable Stock or Exchangeable Stock, and (y) Capital Stock issued or sold to a Subsidiary or an employee stock ownership plan); provided, however, that notwithstanding clause (i) of Section 4.07(a), the occurrence or existence of a Default shall not prohibit the making of such purchase or redemption, and provided, further, the Net Cash Proceeds from such sale shall be excluded from subclause (B) of clause (iii) of Section 4.07(a);

          (ii) any purchase or redemption of Subordinated Obligations of the Company made by exchange for, or in an amount not in excess of the proceeds of the substantially concurrent Incurrence of, Subordinated Obligations of the Company that qualifies as Refinancing Indebtedness;

          (iii)dividends paid within 60 days after the date of declaration thereof; provided, however, that notwithstanding clause (i) of Section 4.07(a), the occurrence or existence of a Default at such time of payment shall not prohibit the payment of such dividends; and provided, further that such dividends shall be included in the calculation of the amount of Restricted Payments described in clause (iii) of Section 4.07(a) (unless already included in determining the amount of Restricted Payments previously made upon declaration of such dividend);

          (iv) Investments in Unrestricted Subsidiaries in an aggregate amount not to exceed $500,000 in any fiscal year; provided, however, any portion thereof not utilized under this Indenture may be utilized in any subsequent year;

          (v) loans to employees of the Company or its Subsidiaries extended in connection with purchases of Capital Stock of the Company not to exceed $1 million in the aggregate at any time outstanding; or

          (vi) the purchase, redemption or other acquisition, cancellation or retirement for value of Capital Stock, or options, warrants, equity appreciation rights or other rights to purchase or acquire Capital Stock of the Company or any Restricted Subsidiary of the Company held by any existing or former directors, employees or management of the Company or any Subsidiary of the Company or their assigns, estates or heirs, in each case pursuant to any agreement or otherwise, including, without limitation, in connection with the repurchase provisions under employee stock option or stock purchase agreements or other agreements to compensate management employees and repurchases of Capital Stock deemed to occur upon the exercise of stock options if such Capital Stock represents a portion of the exercise price thereof; provided, however, that such repurchases will be excluded from subsequent calculations of the amount of Restricted Payments.

          The amount of all Restricted Payments (other than cash) shall be the fair market value on the date of such Restricted Payment of the assets or securities proposed to be paid, transferred or issued by the Company or such Restricted Subsidiary, as the case may be, pursuant to such Restricted Payment. The fair market value of any cash Restricted Payment shall be its face amount and any non-cash Restricted Payment shall be determined conclusively by the Board of Directors acting in good faith whose resolution with respect thereto shall be delivered to the Trustee.

          SECTION 4.08.  LIMITATION  ON  INCURRENCE  OF  INDEBTEDNESS.  (a)  The
                         --------------------------------------------
Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, Incur any Indebtedness (other than the Notes and any other Indebtedness outstanding as of the date of this Indenture) unless, in the case of Indebtedness Incurred by the Company, after giving effect thereto, the Consolidated Coverage Ratio determined at the time of such Incurrence is greater than or equal to 2 to 1.

          (b)  Notwithstanding  the foregoing,  this Section shall not limit the ability  of the  Company or any  Restricted  Subsidiary  to Incur the  following
Indebtedness:

          (i) Refinancing Indebtedness; provided, however, that the characterization of Indebtedness as Refinancing Indebtedness may not cause or permit Indebtedness Incurred under clauses (ii), (iii), (v) or (vii) below to exceed the maximum amounts allowed by the terms of each such clause, and, to that end (x) if Refinancing Indebtedness is Incurred to refinance any Indebtedness originally Incurred under either of clauses (ii) or (iii) then the amount of Indebtedness permitted under such clause in question shall be reduced by the amount of such Refinancing Indebtedness (and any Refinancing Indebtedness that directly or indirectly refinances such Refinancing Indebtedness) outstanding at the time of determination, and (y) if Refinancing Indebtedness is Incurred to refinance any Indebtedness originally Incurred under either of clauses (v) or (vii) then the amount of Indebtedness permitted under such clause in question shall be reduced permanently by the amount of such Refinancing Indebtedness;

          (ii) in addition to any Indebtedness otherwise permitted to be Incurred under the Indenture, up to $5 million in aggregate principal amount of such Indebtedness of the Company and its Restricted Subsidiaries at any one time outstanding;

          (iii)in addition to any Indebtedness otherwise permitted to be Incurred under the Indenture, Indebtedness under the Credit Agreement of up to $45 million in aggregate principal amount outstanding at any one time and all Guarantees thereof;

          (iv) Indebtedness of the Company which is owed to and held by a Restricted Subsidiary or a Wholly Owned Subsidiary and Indebtedness of a Restricted Subsidiary which is owed to and held by the Company, a Restricted Subsidiary or a Wholly Owned Subsidiary; provided, however, that any subsequent issuance or transfer of any Capital Stock which results in any such Restricted Subsidiary or Wholly Owned Subsidiary ceasing to be a Restricted Subsidiary or Wholly Owned Subsidiary or any transfer of such Indebtedness (other than to the Company, a Restricted Subsidiary or a Wholly Owned Subsidiary) shall be deemed, in each case, to constitute the

     Incurrence of such Indebtedness by the Company, by a Restricted Subsidiary or by a Wholly Owned Subsidiary, as the case may be;

          (v) Indebtedness solely to finance capital expenditures of the Company or any Restricted Subsidiary in an aggregate principal amount not to exceed $8 million Incurred in any fiscal year;

          (vi) Guarantees by the Company, or by any Restricted Subsidiary, of Indebtedness of any Restricted Subsidiary or the Company; provided that such Indebtedness is permitted to be Incurred by the Company or such Restricted Subsidiary pursuant to the provisions of this Section;

          (vii)Indebtedness under Currency Agreements, Commodity Agreements and Interest Rate Agreements entered into in the ordinary course of business for the purpose of limiting risks that arise in the ordinary course of business of the Company and its Restricted Subsidiaries;

          (viii) Indebtedness incurred in respect of workers' compensation claims, self-insurance obligations, performance, bid, surety and similar bonds, letters of credit and Guarantees supporting such performance, bid, surety and similar bonds and completion Guarantees provided by the Company or a Restricted Subsidiary to the extent drawn upon and letters of credit in the ordinary course of business;

          (ix) Indebtedness arising from agreements of the Company or a Restricted Subsidiary providing for indemnification, adjustment of purchase price or similar obligations, in each case, incurred or assumed in connection with the disposition of any business, assets or Capital Stock of a Restricted Subsidiary, provided that the maximum aggregate liability in respect of all such Indebtedness shall at no time exceed the gross proceeds actually received by the Company and its Restricted Subsidiaries in connection with such disposition; and

          (x) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business; provided, however, that such Indebtedness is extinguished within five (5) Business Days of Incurrence.

          (c) For purposes of determining compliance with, and the outstanding principal amount of any particular Indebtedness Incurred pursuant to and in compliance with this Section 4.08:

          (i) in the event that Indebtedness meets the criteria of more than one of the types of Indebtedness described above, the Company, in its sole discretion, will classify, from time to time, such item of Indebtedness and only be required to include the amount and type of such Indebtedness in one of such clauses; and

          (ii) the amount of Indebtedness issued at a price that is less than the principal amount thereof, non-interest bearing Indebtedness or other discount securities will be equal to the amount of the liability in respect thereof determined in accordance with GAAP.

          (d) Accrual of interest, accrual of dividends, the accretion of accreted value, the payment of interest in the form of additional Indebtedness, the payment of dividends in the form of additional shares of Preferred Stock and fluctuations in exchange rates will not be deemed to be an Incurrence of Indebtedness for purposes of this Section 4.08. The amount of any Indebtedness outstanding as of any date shall be (i) the accreted value of the Indebtedness in the case of any Indebtedness issued with original issue discount or non-interest bearing Indebtedness and (ii) the principal amount or liquidation preference thereof in the case of any other Indebtedness; provided, that any non-interest bearing or discount Indebtedness shall be deemed to have been incurred only on the date of original issue thereof.

          SECTION 4.09.  TRANSACTIONS  WITH  AFFILIATES.  The Company shall not,
                         ------------------------------
and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction (including, the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of the Company (an "Affiliate Transaction") on terms that are less favorable to the Company or such Restricted Subsidiary, as the case may be, than those which might be obtained at the time of such transaction in arm's length dealings with a Person who is not such an Affiliate; provided that with respect to any Affiliate Transaction involving aggregate payments in excess of $5 million, the Company shall deliver to the Trustee a written opinion as to the fairness of such Affiliate Transaction to the Company or Restricted Subsidiary involved in such Affiliate Transaction from a financial point of view issued by a nationally recognized investment banking firm, accounting firm or appraisal firm. The foregoing restriction shall not apply to:

          (i) the payment of any Restricted Payment which is permitted to be paid pursuant to Section 4.07;

          (ii) transactions between the Company or any Restricted Subsidiary or Wholly Owned Subsidiary, on the one hand, and any other Subsidiary, on the other hand, in the ordinary course of business;

          (iii) payment of the Monitoring Fee;

          (iv) any issuance of securities, or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, stock options and stock ownership plans and other reasonable fees, compensation, benefits and indemnities paid or entered into by the Company or its Restricted Subsidiaries in the ordinary course of business to or with officers, directors or employees of the Company or its Restricted Subsidiaries;

          (v) loans or advances to officers, directors and employees in the ordinary course of business of the Company or any of its Restricted Subsidiaries;

          (vi) the payment of reasonable and customary fees paid to, and indemnity provided on behalf of, officers, directors and employees of the Company or any Restricted Subsidiary, including reimbursement or advancement of reasonable out-of-pocket expenses and provisions of officers' and directors' liability insurance; and

          (vii)the performance of obligations of the Company or any of its Restricted Subsidiaries under the terms of any agreement to which the Company or any of its Restricted Subsidiaries is a party on the date that the Notes are first issued, as these agreements may be amended, modified or supplemented from time to time; provided, however, that any future amendment, modification or supplement entered into after the date on which the Notes are first issued will be permitted to the extent that its terms are not more disadvantageous, taken as a whole, to Holders than the terms of the agreements in effect on such date

          SECTION 4.10.  CHANGE OF CONTROL.  (a) Upon the occurrence of a Change
                         -----------------
of Control, the Company shall make an offer to purchase all or any part (equal to $1.00 or an integral multiple thereof) of each Holder's Notes (the "Change of Control Offer") at a purchase price equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase (the "Change of Control Payment") on the terms set forth in this Section. Within 30 days following any Change of Control, the Company shall mail a notice of a Change of Control Offer to each Holder and the Trustee. The Change of Control Offer shall remain open from the time of mailing until five (5) Business Days before the date of purchase of the Notes by the Company. The notice shall contain all instructions and materials necessary to enable such Holders to tender (in whole or in part) the Notes pursuant to the Change of Control Offer and shall also state:

          (1) that the Change of Control Offer is being made pursuant to this Section and that all Notes tendered will be accepted for payment;

          (2) the purchase price and the purchase date, which shall be no earlier than 30 days nor later than 60 days from the date such notice is mailed (the "Change of Control Payment Date");

          (3)  that any Note not tendered will continue to accrue interest;

          (4) that, unless the Company defaults in the payment of the Change of Control Payment, all Notes accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Payment Date;

          (5) that Holders electing to have any Notes purchased (in whole or in part) pursuant to a Change of Control Offer will be required to surrender the Notes, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Notes completed, to the Paying Agent at the address specified in the notice (or otherwise make effective delivery of the Notes pursuant to book-entry procedures and the related rules of the applicable depositories) prior to the close of business on the fifth Business Day preceding the Change of Control Payment Date;

          (6) that Holders will be entitled to withdraw their election if the Paying Agent receives, not later than the close of business on the third
     Business Day preceding the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of Notes delivered for purchase, and a statement that such Holder is withdrawing his election to have such Notes purchased; and

          (7) that Holders whose Notes are being purchased only in part will be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered, which unpurchased portion must be equal to $1.00 in principal amount or an integral multiple thereof.

The Company shall comply,  to the extent  applicable,  with the  requirements of
Section 14(e) of the Exchange Act and any other securities laws and regulations in connection with the repurchase of the Notes pursuant to this Section. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Section, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section by virtue thereof.

          (b) On the Change of Control Payment Date, the Company shall, to the extent lawful, (1) accept for payment Notes, or portions thereof, tendered pursuant to the Change of Control Offer, (2) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes, or portions thereof, so tendered and (3) deliver or cause to be delivered to the Trustee the Notes so accepted together with an Officers' Certificate stating the Notes, or portions thereof, tendered to the Company. The Paying Agent shall promptly mail to each Holder of Notes so accepted payment in an amount equal to the purchase price for such Notes, and the Trustee shall promptly authenticate and mail to each Holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any; provided that each such new Note shall be in a principal amount of $1.00 or an integral multiple thereof. The Company will publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

          SECTION 4.11.  LIMITATION  ON  ISSUANCE  OF   DISQUALIFIED   STOCK  BY
                         -------------------------------------------------------
SUBSIDIARIES. The Company will not permit any Restricted Subsidiary to issue any
------------
Disqualified Stock to any Person (other than to the Company or a Restricted Subsidiary).

                                   ARTICLE 5
                            MERGER AND CONSOLIDATION

          SECTION 5.01.  MERGER,  CONSOLIDATION,  OR SALE OF ASSETS. The Company
                         ------------------------------------------
shall not consolidate with or merge with or into any other corporation or transfer all or substantially all of its properties and assets as an entirety to any Person unless

          (a) the Company shall be the continuing Person, or the Person (if other than the Company) formed by such consolidation or into which the Company is merged or to which the properties and assets of the Company as an entirety are transferred (the "Successor Corporation"), shall be a Person organized and existing under the laws of the United States or any state thereof or the District of Columbia and shall expressly assume, by an indenture supplemental to the Indenture, executed and delivered to the Trustee, in form and substance reasonably satisfactory to the Trustee, all the obligations of the Company under the Indenture and the Notes;

          (b) immediately before and immediately after giving effect to such transaction (and treating any Indebtedness which becomes an obligation of the Successor Corporation or any Restricted Subsidiary as a result of such transaction as having been Incurred by such Successor Corporation or such Restricted Subsidiary at the time of such transaction), no Default shall have occurred and be continuing; and

          (c) immediately after giving effect to such transaction on a pro forma basis, the Successor Corporation would be permitted to Incur at least $1.00 of additional Indebtedness under the Consolidated Coverage Ratio test set forth in Section 4.08(a).

          Notwithstanding   the  foregoing,   any   Restricted   Subsidiary  may
consolidate with, merge into or transfer all or part of its properties and assets to the Company or any Wholly Owned Subsidiary or Wholly Owned Subsidiaries so long as the requirements of clause (a) are satisfied in connection therewith.

          SECTION 5.02.  SUCCESSOR  CORPORATION   SUBSTITUTED.   Upon  any  such
                         ------------------------------------
assumption by the Successor Corporation, the Successor Corporation shall succeed to and be substituted for the Company, under this Indenture and the Notes, and the Company shall thereupon be released from all obligations under this Indenture and under the Notes and the Company as the predecessor corporation may thereupon or at any time thereafter be dissolved, wound up or liquidated. The Successor Corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, all or any of the Notes issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and upon the order of the Successor Corporation instead of the Company and subject to all the terms, conditions and limitations prescribed in the Indenture, the Trustee shall authenticate and shall deliver any new Notes which the Successor Corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Notes so issued shall in all respects have the same legal rank and benefit under this Indenture as the Notes theretofore or thereafter issued in accordance with the terms of this Indenture as though all such Notes had been issued at the date of the execution hereof.

          In the case of any such consolidation, merger or transfer, such changes in form (but not in substance) may be made in the Notes thereafter to be issued as may be appropriate.

                                   ARTICLE 6
                              DEFAULTS AND REMEDIES

          SECTION 6.01.  EVENTS OF DEFAULT. An "Event of Default" occurs if:
                         -----------------

          (a) the Company defaults in the payment of interest on any Note when the same become due and payable and such default continues for a period of 30 days;

          (b) the Company defaults in the payment of principal of any Note when the same becomes due and payable at maturity or otherwise or fails to redeem or purchase Notes when required pursuant to this Indenture or the Notes;

          (c) the Company fails to comply with any of its other covenants or agreements in the Notes or this Indenture and the default continues for 60 days after there has been given, by registered or certified mail to the Company by the Trustee or to the Company and the Trustee by the Holders of at least a majority in aggregate principal amount of the outstanding Notes a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

          (d)  the Company pursuant to or within the meaning of Bankruptcy Law:

               (i)  commences a voluntary case;

               (ii) consents to the entry of an order for relief against it in an involuntary case;

               (iii)consents to the appointment of a Custodian of it or for all or substantially all of its property;

               (iv) makes a general assignment for the benefit of its creditors;

               (v)  generally is not paying its debts as they become due;

               (vi) admits in writing its inability to generally pay its debts as such debts become due; or

          (e) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

               (i)  is for relief against the Company in an involuntary case;

               (ii) appoints a Custodian of the Company for all or substantially all of the property of the Company; or

               (iii) orders the liquidation of the Company,

     and the order or decree remains unstayed and in effect for 60 consecutive days.

          The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

          Any notice of Default given by the Trustee or Noteholders under this Section must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default."

          Subject to the provisions of Sections 6.01 and 6.02, the Trustee shall not be charged with knowledge of any Event of Default except any Event of Default occurring pursuant to Section 6.01(b), unless written notice thereof shall have been given to the Trustee by the Company, the Paying Agent, any Holder or an agent of any Holder.

          SECTION 6.02.  ACCELERATION.  If an Event of  Default  (other  than an
                         ------------
Event of Default specified in clause (d) or (e) of Section 6.01) occurs and is continuing, the Trustee by notice to the Company, or the Holders of not less than a majority in aggregate principal amount of the then outstanding Notes by written notice to the Company and the Trustee, may declare the unpaid principal of, premium, if any, and any accrued and unpaid interest on all the Notes to be due and payable immediately. Upon such declaration the principal, premium, if any, and interest shall be due and payable immediately. If an Event of Default specified in clause (d) or (e) of Section 6.01 occurs, such an amount shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. The Holders of a majority in aggregate principal amount of the then outstanding Notes by written notice to the Trustee may on behalf of all of the Holders rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except nonpayment of principal or interest that has become due solely because of the acceleration) have been cured or waived.

          SECTION 6.03.  OTHER  REMEDIES.  If an Event of Default  occurs and is
                         ---------------
continuing, the Trustee may pursue any available remedy to collect the payment of principal, premium, if any, and interest on the Notes or to enforce the performance of any provision of the Notes or this Indenture.

          The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder of a Note in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

          SECTION 6.04. WAIVER OF PAST DEFAULTS.  The Holders of not less than a
                        -----------------------
majority in aggregate principal amount of the then outstanding Notes by written notice to the Trustee may on behalf of the Holders of all of the Notes waive an existing Default or Event of Default and its consequences, except a continuing Default or Event of Default in the payment of the principal of, premium, if any, or interest on, the Notes. Upon any such waiver, such Default shall be cured and cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

          SECTION 6.05. CONTROL  BY  MAJORITY.  The  Holders  of a  majority  in
                        ---------------------
aggregate principal amount of the then outstanding Notes may direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with the law or this Indenture that the Trustee, in its sole discretion, determines may be unduly prejudicial to the rights of other Holders of Notes or that may involve the Trustee in personal liability or the Trustee determines that it does not have adequate indemnification against any loss or expense; provided that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

          SECTION 6.06. LIMITATION  ON SUITS.  A Holder of a Note may  pursue a
                        --------------------
remedy with respect to this Indenture or the Notes only if:

               (a) the Holder of a Note gives to the Trustee written notice of a continuing Event of Default;

               (b) the Holders of at least 25% in principal amount of the then outstanding Notes make a written request to the Trustee to pursue the remedy;

               (c) such Holder of a Note or Holders of Notes offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

               (d) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

               (e) during such 60-day period the Holders of a majority in aggregate principal amount of the then outstanding Notes do not give the Trustee a direction which, in the opinion of the Trustee, is inconsistent with the request.

A Holder of a Note may not use this Indenture to prejudice the rights of another Holder of a Note or to obtain a preference or priority over another Holder of a Note.

          SECTION 6.07.  RIGHTS  OF  HOLDERS   OF  NOTES  TO  RECEIVE   PAYMENT.
                         ------------------------------------------------------
Notwithstanding any other provision of this Indenture, the right of any Holder of a Note to receive payment of principal, premium, if any, and interest on the Note, on or after the respective due dates expressed in the Note, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder of the Note.

          SECTION 6.08.  COLLECTION  SUIT BY  TRUSTEE.  If an Event  of  Default
                         ----------------------------
specified in Section 6.01(a) or (b) occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal of, premium, if any, and interest remaining unpaid on the Notes and interest on overdue principal and, to the extent lawful, interest and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee pursuant to the provisions of Section 7.07.

          SECTION 6.09.  TRUSTEE  MAY FILE  PROOFS  OF  CLAIM.  The  Trustee  is
                         ------------------------------------
authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders of the Notes allowed in any judicial proceedings relative to the Company (or any other obligor upon the Notes), its creditors or its property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Holder of a Note to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders of the Notes, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties which the Holders of the Notes may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Note any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder of a Note thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Note in any such proceeding.

          SECTION 6.10.  PRIORITIES.  If the Trustee collects any money pursuant
                         ----------
to this Article, it shall pay out the money in the following order:

          First: to the Trustee,  its agents and attorneys for amounts due under
     Section 7.07, including payment of all compensation, expense and liabilities incurred, and all advances made, by the Trustee and the costs and expenses of collection;

          Second: to Holders of Notes for amounts due and unpaid on the Notes for principal, premium, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal, premium, if any, and interest, respectively; and

          Third: to the Company or to such party as a court of competent jurisdiction shall direct.

          The Trustee may fix a record date and payment date for any payment to Holders of Notes.

          SECTION 6.11.  UNDERTAKING  FOR COSTS. In any suit for the enforcement
                         ----------------------
of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder of a Note pursuant to Section 6.07, or a suit by Holders of more than 10% in principal amount of the then outstanding Notes.

          SECTION 6.12.  RESTORATION  OF RIGHTS AND REMEDIES.  If the Trustee or
                         -----------------------------------
any Holder of Notes has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding has been instituted.

          SECTION 6.13.  RIGHTS AND  REMEDIES  CUMULATIVE.  Except as  otherwise
                         --------------------------------
provided in Section 2.07 hereof, no right or remedy conferred herein, upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          SECTION 6.14.  DELAY OR OMISSION  NOT WAIVER.  No delay or omission of
                         -----------------------------
the Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article 6, or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

                                   ARTICLE 7
                                     TRUSTEE

          SECTION 7.01   DUTIES  OF  TRUSTEE.  (a) If an  Event of  Default  has
                         -------------------
occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of his own affairs.

          (b)  Except during the continuance of an Event of Default:

               (i) the duties of the Trustee shall be determined solely by the express provisions of this Indenture and the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee, and

               (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

          (c) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

               (i) this paragraph does not limit the effect of paragraph (b) of this Section;

               (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

               (iii)the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05 hereof.

          (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs
(a), (b), and (c) of this Section.

          (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee shall be under no obligation to exercise any of its rights and powers under this Indenture at the request of any Holders of Notes, unless such Holder shall have offered to the Trustee security and indemnity satisfactory to it against any loss, liability or expense.

          (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

          SECTION 7.02.  RIGHTS OF TRUSTEE.  (a) The  Trustee  may  conclusively
                         -----------------
rely upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

               (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel or both, which shall conform to Section 11.05 hereof. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

               (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

               (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers conferred upon it by this Indenture.

               (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

          SECTION 7.03.  INDIVIDUAL  RIGHTS  OF  TRUSTEE.  The  Trustee  in  its
                         -------------------------------
individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company or any Affiliate of the Company with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the SEC for permission to continue as trustee or resign. Any Agent may do the same with like rights and duties. The Trustee is also subject to Sections 7.10 and 7.11 hereof.

          SECTION 7.04.  TRUSTEE'S   DISCLAIMER.   The  Trustee   shall  not  be
                         ----------------------
responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Company's use of the proceeds from the Notes or any money paid to the Company or upon the Company's direction under any provision of this Indenture, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee, and it shall not be responsible for any statement or recital herein or any statement in the Notes or any other document in connection with the sale of the Notes or pursuant to this Indenture other than its certificate of authentication.

          SECTION 7.05.  NOTICE OF  DEFAULTS.  If a Default  or Event of Default
                         -------------------
occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to Holders of Notes a notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default in payment of principal of, premium, if any, or interest on any Note, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of the Holders of the Notes.

          SECTION 7.06.  REPORTS BY  TRUSTEE TO HOLDERS OF THE NOTES.  Within 60
                         -------------------------------------------
days after the reporting date stated in Section 11.13, the Trustee shall mail to the Holders of the Notes a brief report dated as of such reporting date that complies with TIA ss. 313(a) (but if no event described in TIA ss. 313(a) has occurred within the twelve months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with TIA ss. 313(b)(2). The Trustee shall also transmit by mail all reports as required by TIA ss. 313(c).

          A copy of each report at the time of its mailing to the Holders of Notes shall be mailed to the Company and filed with the SEC and each stock exchange, if any, on which the Notes are listed. The Company shall promptly notify the Trustee when the Notes are listed on any stock exchange.

          SECTION 7.07.  COMPENSATION  AND  INDEMNITY.  The Company shall pay to
                         ----------------------------
the Trustee from time to time reasonable compensation for its acceptance of this Indenture and services hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee promptly upon request for all reasonable disbursements, advances and expenses incurred or made by it in addition to the compensation for its services. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

          The Company shall indemnify the Trustee for, and hold it harmless against any and all losses, liabilities or expenses (including reasonable attorneys' fees) incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture, except as set forth below. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder except to the extent such failure shall have prejudiced the Company. The Company shall defend the claim and the Trustee shall cooperate in the defense. If the Trustee is advised by counsel that it may have available to it defenses which are in conflict with defenses available to the Company, then the Trustee may have separate counsel, and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

          The obligations of the Company under this Section 7.07 shall survive the satisfaction and discharge of this Indenture and the resignation or removal of the Trustee.

          The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through its own negligence, bad faith or willful misconduct.

          To secure the Company's payment obligations in this Section, the Trustee shall have a Lien prior to the Notes on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on particular Notes. Such Lien shall survive the satisfaction and discharge of this Indenture.

          When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01 (d) or (e) hereof occurs, the expenses and the compensation for the services (including the reasonable fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any Bankruptcy Law.

          SECTION 7.08.  REPLACEMENT OF TRUSTEE. A resignation or removal of the
                         ----------------------
Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

          The Trustee may resign in writing at any time and be discharged from the trust hereby created by so notifying the Company. The Holders of Notes of a majority in aggregate principal amount of the then outstanding Notes may remove the Trustee by so notifying the Trustee and the Company in writing. The Company may remove the Trustee if:

               (a)  the Trustee fails to comply with Section 7.10 hereof;

               (b) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

               (c) a Custodian or public officer takes charge of the Trustee or its property; or

               (d)  the Trustee becomes incapable of acting.

          If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in aggregate principal amount of the then outstanding Notes may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

          If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company, or the Holders of Notes of at least 10% in principal amount of the then outstanding Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          If the Trustee after written request by any Holder of a Note who has been a Holder of a Note for at least six months fails to comply with Section 7.10, such Holder of a Note may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders of the Notes. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, provided all sums owing to the Trustee hereunder have been paid and subject to the Lien provided for in Section 7.07 hereof. Notwithstanding replacement of the Trustee pursuant to this Section 7.08, the Company's obligations under Section 7.07 hereof shall continue for the benefit of the retiring Trustee.

          SECTION 7.09.  SUCCESSOR  TRUSTEE  BY  MERGER,  ETC.  If  the  Trustee
                         ------------------------------------
consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.

          SECTION 7.10.  ELIGIBILITY: DISQUALIFICATION. There shall at all times
                         -----------------------------
be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America or of any state thereof authorized under such laws to exercise corporate trustee power, shall be subject to supervision or examination by federal or state authority and shall have a combined capital and surplus of at least $100 million as set forth in its most recent published annual report of condition.

          This Indenture shall always have a Trustee who satisfies the requirements of TIA ss. 310(a)(1), (2) and (5). The Trustee is subject to TIA ss. 310(b); provided, however, that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

          SECTION 7.11.  PREFERENTIAL  COLLECTION OF CLAIMS AGAINST COMPANY. The
                         --------------------------------------------------
Trustee is subject to TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). A Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated therein.

                                   ARTICLE 8
                     SATISFACTION AND DISCHARGE OF INDENTURE

          SECTION 8.01.  SATISFACTION  AND DISCHARGE.  This Indenture shall upon
                         ---------------------------
the request of the Company cease to be of further effect (except as to surviving rights of registration of transfer, substitution or exchange of Notes herein expressly provided for, the Company's obligations under Sections 7.07 and 8.04 hereof, the Company's rights of optional redemption under Article 3 hereof, and the Company's, the Trustee's and the Paying Agent's obligations under Section
8.03 hereof) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture when:

          (1)  either

               (i) all outstanding Notes have been delivered to the Trustee for cancellation; or

               (ii) all such Notes not theretofore delivered to the Trustee for cancellation have become due and payable, will become due and payable within one year or are to be called for redemption within one year under irrevocable arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name and at the expense of the Company, and the Company has irrevocably deposited or caused to be deposited with the Trustee funds in an amount sufficient to pay and discharge the entire debt on the Notes not theretofore delivered to the Trustee, for cancellation, for principal of and interest to the date of deposit, date of maturity or date of redemption;

          (2) the Company has paid or caused to be paid all sums then due and payable by the Company under this Indenture; and

          (3) the Company has delivered an Officers' Certificate and an Opinion of Counsel relating to compliance with the conditions set forth in this Indenture.

          Notwithstanding the satisfaction and discharge of this Indenture, the Company's obligations in Sections 2.03, 2.04, 2.05, 2.06, 2.07, 2.11, 7.07,
7.08,  8.02, 8.03 and 8.04, and the Trustee's and Paying Agent's  obligations in
Section 8.03 shall survive until the Notes are no longer outstanding. Thereafter, only the Company's obligations in Sections 7.07, 8.03 and 8.04 and the Trustee's and Paying Agent's obligations in Section 8.03 shall survive.

          SECTION 8.02.  APPLICATION OF TRUST MONEY.  Subject to Section 8.04 of
                         --------------------------
this Indenture, the Trustee or Paying Agent shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Section 8.01 of this Indenture and shall apply the deposited money and the money from U.S. Government Obligations in accordance with this Indenture to the payment of principal of and interest on the Notes. The Trustee shall be under no obligation to invest such money or U.S. Government Obligations except as it may agree with the Company.

          In order to have money available on a payment date to pay principal (and premium, if any, on) or interest on the Notes, the U.S. Government Obligations shall be payable as to principal or interest at least one Business Day before such payment date in such amounts as will provide the necessary money. U.S. Government Obligations shall not be callable at the Company's option.

          SECTION 8.03.  REPAYMENT  TO COMPANY.  Subject to Section 7.07 of this
                         ---------------------
Indenture, the Trustee and the Paying Agent shall promptly pay to the Company upon request any excess money held by them at any time and thereupon shall be relieved from all liability with respect to such money. The Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal or interest that remains unclaimed for two years; provided, however, that the Company shall, if requested by the Trustee or the Paying Agent, give the Trustee or such Paying Agent indemnification reasonably satisfactory to it against any and all liability which may be incurred by it by reason of such paying, and provided, further, that the Trustee or such Paying Agent before being required to make any payment may cause to be published at the expense of the Company once in a newspaper of general circulation in The City of New York or mail to each Holder entitled to such money at such Holder's address as set forth in the register of Notes notice that such money remains unclaimed and that after a date specified therein (which shall be at least 30 days from the date of such Publication or mailing) any unclaimed balance of such money then remaining will be repaid to the Company. After payment to the Company,

Holders entitled to such money must look to the Company for payment as general creditors unless an applicable law designates another person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

          SECTION 8.04.  REINSTATEMENT. If the Trustee or Paying Agent is unable
                         -------------
to apply any money or U.S.  Government  Obligations  in accordance  with Section
8.01 of this Indenture, by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.01 of this Indenture, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Section 8.01 of this Indenture; provided that, if the Company has made any payment of principal of, or interest on any Notes because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

                                   ARTICLE 9
                        AMENDMENT, SUPPLEMENT AND WAIVER

          SECTION 9.01.  WITHOUT  CONSENT OF  HOLDERS OF NOTES.  Notwithstanding
                         -------------------------------------
Section 9.02 of this Indenture, the Company and the Trustee may amend or supplement this Indenture or the Notes without the consent of any Holder of a
Note:

               (a)  to cure any ambiguity, omission, defect or inconsistency;

               (b) to provide for uncertificated Notes in addition to or in place of Certificated Notes or to alter the provisions of Article 2 hereof (including the related definitions) in a manner that does not materially adversely affect any Holder;

               (c) to provide for the assumption of the Company's obligations to the Holders of the Notes in the case of a merger or consolidation pursuant to
Article 5 hereof;

               (d) to provide for the acceptance of or the appointment of a successor trustee;

               (e) to comply with requirements of the SEC in order to effect or maintain the qualification of this Indenture under the TIA;

               (f) to make any other change that would provide any additional rights or benefits to the Holders of the Notes or that does not materially adversely affect the legal rights hereunder of any Holder of the Notes;

               (g)  to add additional Events of Default; or

               (h)  to secure the Notes.

          Upon the request of the Company accompanied by a resolution of its Board of Directors authorizing the execution of any such amended or supplemental Indenture, and upon receipt by the Trustee of the documents described in Section
9.06 hereof, the Trustee shall join with the Company in the execution of any amended or supplemental Indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations which may be therein contained, but the Trustee may but shall not be obligated to enter into such amended or supplemental Indenture which affects its own rights, duties or immunities under this Indenture or otherwise.

          SECTION 9.02.  WITH  CONSENT OF HOLDERS OF NOTES.  The Company and the
                         ---------------------------------
Trustee may amend or supplement this Indenture or the Notes or any amended or supplemental Indenture with the written consent of the Holders of Notes of not less than 67% in aggregate principal amount of the Notes then outstanding (including consents obtained in connection with a tender offer or exchange offer for the Notes), and any existing Default and its consequences or compliance with any provision of this Indenture or the Notes may be waived with the consent of the Holders of at least 67% in aggregate principal amount of the then outstanding Notes (including consents obtained in connection with a tender offer or exchange offer for the Notes); provided, however, that if at any time and from time to time it can be reasonably determined by the Trustee that any Person, together with its Affiliates, beneficially owns a majority in aggregate principal amount of the Notes, then any such amendment, supplement or waiver shall require the written consent of the Holders of Notes of not less than 75% aggregate principal amount of the Notes then outstanding.

          Upon the request of the Company accompanied by a resolution of its Board of Directors authorizing the execution of any such amended or supplemental Indenture, and upon the filing with the Trustee of evidence satisfactory to the Trustee of the consent of the Holders of Notes as aforesaid, and upon receipt by the Trustee of the documents described in Section 9.06 hereof, the Trustee shall join with the Company in the execution of such amended or supplemental Indenture unless such amended or supplemental Indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its sole discretion, but shall not be obligated to, enter into such amended or supplemental Indenture.

          It shall not be necessary for the consent of the Holders of Notes under this Section 9.02 to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

          After an amendment, supplement or waiver under this Section becomes effective, the Company shall mail to the Holders of Notes affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amended or supplemental Indenture or waiver. Subject to Sections 6.04 and 6.07 hereof, the Holders of at least 67% in aggregate principal amount of the Notes then outstanding may waive compliance in a particular instance by the Company with any provision of this Indenture or the Notes; provided, however, that if at any time and from time to time it can be reasonably determined by the Trustee that any Person, together with its Affiliates, beneficially owns a majority in aggregate principal amount of the Notes, then any such waiver shall require the written consent of the Holders of Notes of not less than 75% aggregate principal amount of the Notes then outstanding. However, without the consent of each Holder affected, an amendment or waiver may not (with respect to any Notes held by a non-consenting Holder of Notes):

          (a) reduce the principal amount of Notes whose Holders must consent to an amendment or supplement;

          (b) reduce the principal of or change the Stated Maturity of any Note or change the time at which any Note may or shall be redeemed;

          (c) reduce the rate of or change the time for payment of interest on any Note;

          (d) waive a Default or Event of Default in the payment of principal of, premium, if any, or interest on the Notes (except a rescission of acceleration of the Notes by the Holders of at least a majority in aggregate principal amount of the then outstanding Notes and a waiver of the payment default that resulted from such acceleration);

          (e) make any Note payable in money other than that stated in the Notes;

          (f) make any change in the provisions of this Indenture relating to waivers of past Defaults or the rights of Holders of Notes to receive payments of principal of or interest on the Notes;

          (g)  waive a redemption payment with respect to any Note; or

          (h)  make any change in the foregoing amendment and waiver provisions.

Notwithstanding any provision to the contrary contained in this Section 9.02 if, pursuant to the TIA, Notes held by any Affiliate of the Company are deemed not to be outstanding for purposes of voting on any matter, then with respect to any such matter, the vote of a majority of the outstanding Notes (excluding Notes owned by such Affiliate) shall be sufficient to authorize or take any such action, including, without limitation, any amendment of this Indenture, or any waiver of a Default or compliance with this Indenture.

          SECTION 9.03.  COMPLIANCE WITH TRUST INDENTURE ACT. Every amendment or
                         -----------------------------------
supplement to this Indenture or the Notes shall be set forth in a amended or supplemental Indenture that complies with the TIA as then in effect.

          SECTION 9.04.  REVOCATION AND EFFECT OF CONSENTS.  Until an amendment,
                         ---------------------------------
supplement or waiver becomes effective, a consent to it by a Holder of a Note is a continuing consent by the Holder of a Note and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any Note. However, any such Holder of a Note or subsequent Holder of a Note may revoke the consent as to its Note if the Trustee receives written notice of revocation before the date the waiver, supplement or amendment becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Holder of a Note.

          The Company may fix a record date for determining which Holders of the Notes must consent to such amendment, supplement or waiver. If the Company fixes a record date, the record date shall be fixed at (i) the later of 30 days prior to the first solicitation of such consent or the date of the most recent list of Holders of Notes furnished to the Trustee prior to such solicitation pursuant to
Section 2.04 or (ii) such other date as the Company shall designate.

          SECTION 9.05.  NOTATION ON OR EXCHANGE OF NOTES. The Trustee may place
                         --------------------------------
an appropriate notation about an amendment, supplement or waiver on any Note thereafter authenticated. The Company in exchange for all Notes may issue and the Trustee shall authenticate new Notes that reflect the amendment, supplement or waiver.

          Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such amendment, supplement or waiver.

          SECTION 9.06.  TRUSTEE TO SIGN AMENDMENTS, ETC. The Trustee shall sign
                         -------------------------------
any amended or supplemental Indenture authorized pursuant to this Article 9 if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If such amendment or supplement adversely affects the rights, duties, liabilities or immunities of the Trustee, the Trustee may, but need not, sign it. The Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that any waiver, amendment or supplement is authorized by this Article 9. The Company may not sign an amendment or supplemental Indenture until the Board of Directors approves it.

          SECTION 9.07.  EFFECT OF SUPPLEMENTAL  INDENTURES.  Upon the execution
                         ----------------------------------
of any supplemental indenture under this Article 9, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby. After a supplemental indenture becomes effective, the Company shall mail to Holders a notice briefly describing such amendment. The failure to give such notice to all Holders, or any defect therein, shall not impair or affect the validity of an amendment under this Section 9.07.

          SECTION 9.08.  PAYMENT  FOR  CONSENTS.  Neither  the  Company  nor any
                         ----------------------
Subsidiary of the Company shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Notes unless such consideration is offered to be paid to all Holders that so consent, waive or agree to amend in the time frame set forth in solicitation documents relating to such consent, waiver or agreement.

                                   ARTICLE 10
                             SUBORDINATION OF NOTES

          SECTION 10.01. NOTES SUBORDINATE TO SENIOR  INDEBTEDNESS.  The Company
                         -----------------------------------------
covenants and agrees, and each Holder of a Note, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article 10, the Indebtedness represented by the Notes and the payment of the principal of and interest on each and all of the Notes are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness and senior, in right of payment to all Subordinated Obligations.

          SECTION 10.02. PAYMENT OVER OF PROCEEDS UPON DISSOLUTION,  ETC. In the
                         -----------------------------------------------
event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company, then and in any such event the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness in cash or cash equivalents, or provision shall be made for such payment in cash or other immediately available funds or otherwise in a manner satisfactory to each holder of Senior Indebtedness with respect to its Indebtedness, before the Holders of the Notes are entitled to receive any payment on account of principal of (and premium, if any) or interest on the Notes, and to that end the holders of Senior Indebtedness shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, securities or other property, which may be payable or deliverable in respect of the Notes in any such case, proceeding, dissolution, liquidation or other winding up or event.

          For purposes of this Article 10 only, the words "cash, securities or other property" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment which shares of stock are subordinated in right of payment to all then outstanding Senior Indebtedness to substantially the same extent as, or to a greater extent than, the Notes are so subordinated as provided in this Article 10. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article 5 shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company for the purposes of this
Section 10.02 if the Person formed by such consolidation or into which the Company is merged or which acquires by conveyance or transfer such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article 5.

          SECTION 10.03. NOTICE  TO SENIOR  INDEBTEDNESS  UPON  ACCELERATION  OF
                         -------------------------------------------------------
NOTES.  In the event that any Notes are  declared  due and payable  before their
-----
Stated Maturity the Company or the Trustee shall promptly notify holders of Senior Indebtedness or their Representative of the acceleration and the Company shall not make any payment on account of principal of (and premium, if any) or interest on the Notes until five Business Days after the giving of such notice. Payments on the Notes may thereafter be made if otherwise permitted by this
Article 10.

          In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Note prohibited by the foregoing provisions of this Section 10.03, and if such fact shall, at least one Business Day prior to the time of such payment, have been made actually known to a Responsible Officer of the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered by the respective recipient forthwith to the Company.

          The provisions of this Section 10.03 shall not apply to any payment with respect to which Section 10.02 would be applicable.

          SECTION 10.04. NO PAYMENT  WHEN SENIOR  INDEBTEDNESS  IN DEFAULT.  (a)
                         -------------------------------------------------
Unless Section 10.02 hereof shall be applicable, upon (a) the occurrence of a Payment Default and (b) receipt by the Trustee of written notice of such occurrence, then no direct or indirect payment or distribution in cash, securities or other property of the Company shall be made on or on behalf of the Company on account of principal of (or premium, if any) or interest on the Notes or on account of the purchase or redemption or other acquisition of Notes unless and until such Payment Default shall have been cured or waived in writing or shall have ceased to exist or such Senior Indebtedness shall have been paid in full in cash or cash equivalents or otherwise discharged, after which the Company shall resume making any and all required payments in respect of the Notes, including any missed payments.

          (b) Unless Section 10.02 hereof shall be applicable, upon (a) the occurrence of a Non-payment Default and (b) receipt by the Trustee or the Company of written notice of such occurrence from one or more of the holders of Designated Senior Indebtedness (or their Representative), then no direct or indirect payment or distribution in cash, securities or other property of the Company shall be made on or on behalf of the Company on account of any principal of (or premium, if any) or interest on the Notes or on account of the purchase or redemption or other acquisition of Notes for the period specified below (the "Payment Blockage Period"). The Payment Blockage Period will commence upon the earlier of the dates of receipt by the Trustee or the Company of such notice (the "Payment Blockage Notice") from one or more of the holders of Designated Senior Indebtedness (or their Representative) and shall end on the earliest of
(a) 179 days thereafter, (b) the date, as set forth in a written notice from the holders of the Designated Senior Indebtedness (or their Representative) to the Company or the Trustee, on which such Non-payment Default is cured, waived in writing or ceases to exist or such Designated Senior Indebtedness is discharged or (c) the date on which such Payment Blockage Period shall have been terminated by written notice to the Company or the Trustee from one or more of the holders (or their Representative) initiating such Payment Blockage Period, after which the Company will resume (unless otherwise prohibited pursuant to the immediately preceding paragraph) making any and all required payments in respect of the Notes, including any missed payments. In any event, not more than one Payment Blockage Period may be commenced during any period of 360 consecutive days. No Non-payment Default that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Trustee will be, or can be, made the basis for the commencement of a subsequent Payment Blockage Period.

               (c) In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Note prohibited by the foregoing provisions of this Section 10.04, then and in such event such payment shall be paid over and delivered forthwith to the Company. Notwithstanding the foregoing, in the event that the Company shall make any payment in respect of the Notes to the Trustee and the Trustee shall receive written notice of a Payment Default or a Non-payment Default from one or more of the holders of Designated Senior Indebtedness (or their Representative) prior to making any payment to Holders in respect of the Notes and prior to 11:00 a.m., New York City time, on the date which is two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose, such payments shall be paid over by the Trustee and delivered forthwith to the Company.

          SECTION 10.05. WHEN  DISTRIBUTION MUST BE PAID OVER. In the event that
                         ------------------------------------
the Trustee or any Holder receives any payment on account of any obligations with respect to the Notes at a time when such payment is prohibited by this
Article 10 and if such fact shall, at least one Business Day prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event, such payment shall be held by the Trustee or such Holder in trust for the benefit of, and shall be paid forthwith over and delivered, upon written request, to, the holders of Senior Indebtedness as their interests may appear or their Representative under the Indenture or other agreement (if any) pursuant to which Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all obligations with respect to Senior Indebtedness remaining unpaid to the extent necessary to pay such obligations in full in accordance with their terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

          SECTION 10.06. PAYMENT  PERMITTED IF NO DEFAULT.  Nothing contained in
                         --------------------------------
this Article 10 or elsewhere in this Indenture or in any of the Notes shall prevent (a) the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company referred to in Section 10.02, or under the conditions described in Sections 10.03 and 10.04, from making payments at any time of principal of (and premium, if any) or interest on the Notes, or (b) the application by the Trustee of any money deposited with it hereunder to the payment of or on account of the principal of (and premium, if any) or interest on the Notes or the retention of such payment by the Holders, if, at the time of such application by the Trustee, a Responsible Officer of the Trustee did not have knowledge that such payment would have been prohibited by the provisions of this Article 10.

          SECTION 10.07. SUBROGATION    TO   RIGHTS   OF   HOLDERS   OF   SENIOR
                         -------------------------------------------------------
INDEBTEDNESS.  Subject to the  payment in full of all Senior  Indebtedness,  the
------------
Holders of the Notes shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article 10 to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of (and premium, if any) and interest on the Notes shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Notes or the Trustee would be entitled except for the provisions of this Article 10, and no payments over pursuant to the provisions of this Article 10 to the holders of Senior Indebtedness by Holders of the Notes or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Notes, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

          SECTION 10.08. PROVISIONS  SOLELY  TO  DEFINE  RELATIVE  RIGHTS.   The
                         ------------------------------------------------
provisions of this Article 10 are and are intended solely for the purpose of defining the relative rights of the Holders of the Notes on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this
Article 10 or elsewhere in this Indenture or in the Notes is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Notes, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Notes the principal of (and premium, if any) and interest on the Notes as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Notes and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Notes from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article 10 of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

          SECTION 10.09. TRUSTEE TO EFFECTUATE  SUBORDINATION.  Each Holder of a
                         ------------------------------------
Note by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article 10 and appoints the Trustee his attorney-in-fact for any and all such purposes.

          SECTION 10.10. NO WAIVER OF SUBORDINATION  PROVISIONS. No right of any
                         --------------------------------------
present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder of any Senior Indebtedness, or by any non-compliance by the Company with the terms, provisions and covenants of this

Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

          Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Notes, without incurring responsibility to the Holders of the Notes and without impairing or releasing the subordination provided in this Article 10 or the obligations hereunder of the Holders of the Notes to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew, increase or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

          SECTION 10.11. NOTICE  TO  TRUSTEE.  The  Company  shall  give  prompt
                         -------------------
written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Notes. Notwithstanding the provisions of this Article 10 or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Notes, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from any trustee therefor (provided that only holders of Designated Senior Indebtedness or their Representatives may give the notice provided for in Section 10.04(b)); and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 7.01, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section 10.11 at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any) or interest on any Note), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date.

          Notwithstanding anything in this Article 10 to the contrary, nothing shall prevent any payment by the Trustee to the Holders of monies deposited with it pursuant to Section 8.01, and any such payment shall not be subject to the provisions of Sections 10.02, 10.03 or 10.04.

          Subject to the provisions of Article 7, the Trustee shall be entitled to conclusively rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a Representative therefor) or Designated Senior Indebtedness (or a Representative therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a Representative therefor) or Designated Senior Indebtedness (or a Representative therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article 10, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article 10, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

          SECTION 10.12. RELIANCE   ON   JUDICIAL   ORDER  OR   CERTIFICATE   OF
                         -------------------------------------------------------
LIQUIDATING  AGENT.  Upon any payment or  distribution  of assets of the Company
------------------
referred  to in this  Article  10, the  Trustee,  subject to the  provisions  of
Section 7.01, and the Holders of the Notes shall be entitled to conclusively rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Notes, for the purpose of ascertaining the Persons entitled to participate in such a payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 10.

          SECTION 10.13. TRUSTEE   NOT   FIDUCIARY   FOR   HOLDERS   OF   SENIOR
                         -------------------------------------------------------
INDEBTEDNESS.  The Trustee shall not be deemed to owe any fiduciary  duty to the
------------
holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Notes or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article 10 or otherwise.

          SECTION 10.14. RIGHTS OF  TRUSTEE  AS  HOLDER OF SENIOR  INDEBTEDNESS;
                         -------------------------------------------------------
PRESERVATION OF TRUSTEE'S RIGHTS.  The Trustee in its individual  capacity shall
--------------------------------
be entitled to all the rights set forth in this Article 10 with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

          Nothing in this Article 10 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 7.07.

          SECTION 10.15. ARTICLE  APPLICABLE  TO PAYING  AGENTS.  In case at any
                         --------------------------------------
time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article 10 shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article 10 in addition to or in place of the Trustee; provided, however, that Section 10.14 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

          SECTION 10.16. AUTHORIZATION TO EFFECT  SUBORDINATION.  Each Holder of
                         --------------------------------------
Notes, by the Holder's acceptance thereof, authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article 10, and appoints the Trustee to act as such Holder's attorney-in-fact for any and all such purposes. If the Trustee does not file a proper proof of claim or proof of debt in the form required in any proceeding referred to in Section 6.09 hereof at least 30 days before the expiration of the time to file such claim, one or more Holders of the Designated Senior Indebtedness (or their Representative) are hereby authorized to file an appropriate claim for and on behalf of the Holders of the Notes.

                                   ARTICLE 11
                                  MISCELLANEOUS

          SECTION 11.01. TRUST INDENTURE ACT CONTROLS.  If any provision of this
                         ----------------------------
Indenture limits, qualifies or conflicts with the duties imposed by TIA ss. 318(c), the imposed duties shall control.

          SECTION 11.02. NOTICES.  Any notice or communication by the Company or
                         -------
the Trustee to the others is duly given if in writing and delivered in person or mailed by first class mail (registered or certified, return receipt requested), telex, telecopier or overnight air courier guaranteeing next day delivery, to the others' address:

            If to the Company:

                     Envirosource, Inc.
                     1155 Business Center Drive
                     Horsham, PA 19044-3454
                     Telecopier No.: (215) 956-5424
                     Attention:       Corporate Secretary

            If to the Trustee:

                     The Bank of New York
                     101 Barclay Street, Floor 21 West
                     New York, New York 10286
                     Attention:  Corporate Trust Trustee Administration

          The Company or the Trustee, by notice to the others may designate additional or different addresses for subsequent notices or communications.

          All notices and communications (other than those sent to Holders of Notes) shall be deemed to have been duly given: (i) at the time delivered by hand, if personally delivered; (ii) five Business Days after being deposited in the mail, postage prepaid, if mailed; (iii) when answered back, if telexed; (iv) when receipt acknowledged, if telecopied; and (v) the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

          Any notice or communication to a Holder of a Note shall be mailed by first class mail, certified or registered, return receipt requested, or by overnight air courier guaranteeing next day delivery to its address shown on the register kept by the Registrar. Any notice or communication shall also be so mailed to any Person described in TIA ss. 313(c), to the extent required by the TIA. Failure to mail a notice or communication to a Holder of a Note or any defect in it shall not affect its sufficiency with respect to other Holders of Notes.

          If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

          If the Company mails a notice or communication to Holders of Notes, it shall mail a copy to the Trustee and each Agent at the same time.

          SECTION 11.03. COMMUNICATION BY HOLDERS OF NOTES WITH OTHER HOLDERS OF
                         -------------------------------------------------------
NOTES. Holders of the Notes may communicate pursuant to TIA ss.312(b) with other
-----
Holders of Notes with respect to their rights under this Indenture or the Notes. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA ss.312(c).

          SECTION 11.04. CERTIFICATE  AND  OPINION AS TO  CONDITIONS  PRECEDENT.
                         ------------------------------------------------------
Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

               (a) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 11.05 hereof) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been satisfied; and

               (b) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 11.05 hereof) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been satisfied.

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an Officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such Officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, and may state that it is so based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Officer or Officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate of opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          SECTION 11.05. STATEMENTS  REQUIRED IN  CERTIFICATE  OR OPINION.  Each
                         ------------------------------------------------
certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA ss. 314(a)(4)) shall include:

               (a) a statement that the person making such certificate or opinion has read such covenant or condition;

               (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been satisfied; and

               (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been satisfied.

          SECTION 11.06. RULES BY  TRUSTEE  AND  AGENTS.  The  Trustee  may make
                         ------------------------------
reasonable  rules for  action  by or at a  meeting  of  Holders  of  Notes.  The
Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

          SECTION 11.07. NO PERSONAL LIABILITY OF DIRECTORS, OFFICERS, EMPLOYEES
                         -------------------------------------------------------
AND STOCKHOLDERS. No director, officer, employee, agent, manager,  incorporator,
----------------
stockholder or other Affiliate of the Company, as such, shall have any liability for any obligations of the Company under the Notes or this Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the Commission that such a waiver is against public policy.

          SECTION 11.08. GOVERNING  LAW.  The  internal  law of the State of New
                         --------------
York shall govern and be used to construe this Indenture and the Notes.

          SECTION 11.09. NO ADVERSE  INTERPRETATION  OF OTHER  AGREEMENTS.  This
                         ------------------------------------------------
Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or its Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

          SECTION 11.10. SUCCESSORS.  All  agreements  of the  Company  in  this
                         ----------
Indenture and the Notes shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successor.

          SECTION 11.11. SEVERABILITY.  In case any provision in this  Indenture
                         ------------
or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 11.12. COUNTERPART ORIGINALS.  The parties may sign any number
                         ---------------------
of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

          SECTION 11.13. OTHER  PROVISIONS.  The first  certificate  pursuant to
                         -----------------
Section 4.04 shall be for the fiscal year ending on December 31, 2001.

          The reporting date for Section 7.06 is July 1 of each year. The first reporting date is July 1, 2002.

          SECTION 11.14. TABLE  OF  CONTENTS,   HEADINGS,   ETC.  The  Table  of
                         --------------------------------------
Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

                                   SIGNATURES


Dated as of ___________ ___, 2001        ENVIROSOURCE, INC.


                                         By: _________________________________
                                             Name:
                                             Title:
Attest:


_________________________________

Dated as of ___________ ___, 2001

                                         THE BANK OF NEW YORK as Trustee


                                         By: _________________________________
                                             Name:
                                             Title:

Attest:


________________________________

                                                                       EXHIBIT A


                                 (Face of Note)

          [THIS GLOBAL NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE REFERRED TO ON THE REVERSE THEREOF.


UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO ENVIROSOURCE, INC. (THE "COMPANY") OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.05 OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THIS GLOBAL NOTE IS EXCHANGEABLE FOR A NOTE IN DEFINITIVE, FULLY REGISTERED FORM, WITHOUT INTEREST COUPONS, IF (A) DTC NOTIFIES THE ISSUER THAT IT IS UNWILLING OR UNABLE TO CONTINUE AS DEPOSITARY FOR THIS GLOBAL NOTE OR IF AT ANY TIME DTC CEASES TO BE A "CLEARING AGENCY" REGISTERED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND A SUCCESSOR DEPOSITARY IS NOT APPOINTED BY THE ISSUER WITHIN 90 DAYS OF SUCH NOTICE, (B) THE ISSUER EXECUTES AND DELIVERS TO THE TRUSTEE A NOTICE THAT THIS GLOBAL NOTE SHALL BE SO TRANSFERABLE, REGISTRABLE, AND EXCHANGEABLE, AND SUCH TRANSFER SHALL BE SO REGISTRABLE, OR (C) AN EVENT OF DEFAULT (AS HEREINAFTER DEFINED) HAS OCCURRED AND IS CONTINUING WITH RESPECT TO THE NOTES.]1


____________________
1 These paragraphs should be included if the Notes are issued in global form.

                         14% Subordinated Notes due 2008

                               ENVIROSOURCE, INC.

No.
CUSIP No.
                                                          $---------------------


          ENVIROSOURCE, INC. promises to pay to _______________________ or registered assigns, the principal sum of ___________________ United States Dollars, [or such greater or lesser amount as may from time to time be endorsed on Schedule A hereto]2 on December 15, 2008.

          Interest Payment Dates: June 15 and December 15
          Record Dates: June 1 and December 1 (whether or not a Business Day)

          Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authorization hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit of this Indenture or be valid or obligatory for any purpose.


_________________________
2       This is included on Global Notes only.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed as of the date written below.


                                  ENVIROSOURCE, INC.


                                  By:_____________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                  By:_____________________________________
                                     Name:________________________________
                                     Title:_______________________________


Dated:
        -------------------

Certificate of Authentication:
This is one of the Notes
referred to in the within-mentioned
Indenture:

THE BANK of New York
as Trustee



By:
    __________________________________
          Authorized Signatory

                                 (Back of Note)

                         14% Subordinated Note due 2008

          Capitalized terms used herein have the meaning assigned to them in the Indenture (as defined below) unless otherwise indicated.

          (1) Interest. Envirosource, Inc., a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Note at the rate and in the manner specified below. The Company shall pay interest on the principal amount of this Note at the rate per annum of 14%. The Company will pay interest semiannually on June 15 and December 15 of each year, commencing
December 15, 2001, or if any such day is not a Business Day on the next succeeding Business Day (each an "Interest Payment Date"). Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. Interest shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from ______ __, 2001. To the extent lawful, the Company shall pay interest on overdue principal at the rate equal to the interest rate on the Notes; it shall pay interest on overdue installments of interest (without regard to any applicable grace periods) at the same rate to the extent lawful.

          (2) Method of Payment. The Company will pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the record date next preceding the Interest Payment Date, even if such Notes are cancelled after such record date and on or before such Interest Payment Date. The Holder hereof must surrender this Note to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Notes will be payable both as to principal and interest at the office or agency of the Company maintained for such purpose within the City and State of New York or, at the option of the Company, payment of interest may be made by check mailed to the Holders of Notes at their respective addresses set forth in the register of Holders of Notes. Unless otherwise designated by the Company, the Company's office or agency in New York will be the office of the Trustee maintained for such a purpose.

          (3) Paying Agent and Registrar. Initially, the Trustee will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-registrar without prior notice to any Holder of a Note. The Company may act in any such capacity.

          (4) Indenture. The Company issued the Notes under an Indenture, dated as of _________ __, 2001 (the "Indenture"), between the Company and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code ss.ss. 77aaa-77bbbb) as in effect on the date of the Indenture. The Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and such act for a statement of such terms. The terms of the Indenture shall govern any inconsistencies between the Indenture and the Notes. The Notes are unsecured general obligations of the Company limited to $63,000,000 in aggregate principal amount.

          (5) Optional Redemption. The Company shall have the option to redeem the Notes at any time as a whole or from time to time in part, upon not less than 30 nor more than 60 days' notice, at 100% of the principal amount plus accrued and unpaid interest thereon to the applicable redemption date.

          (6) Mandatory Redemption. The Company will not be required to make mandatory redemption payments with respect to the Notes. There are no sinking fund payments with respect to the Notes.

          (7) Repurchase at Option of Holder. If there is a Change of Control, the Company shall be required to offer to purchase on the Change of Control Payment Date all outstanding Notes at 100% of the principal amount thereof, plus accrued and unpaid interest to the Change of Control Payment Date. Holders of Notes that are subject to an offer to purchase will receive a Change of Control Offer from the Company prior to any related Change of Control Payment Date and may elect to have such Notes purchased by completing the form entitled "Option of Holder to Elect Purchase" appearing below.

          (8) Notice of Redemption. Notice of redemption shall be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose Notes are to bc redeemed at its registered address. Notes may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder of Notes are to be redeemed. On and after the redemption date, interest ceases to accrue on Notes or portions of them called for redemption.

          (9) Denominations, Transfer, & Change. The Notes are in registered form without coupons in denominations of $1.00 and integral multiples of $1.00. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder of a Note, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Note or portion of a Note selected for redemption. Also, it need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed.

          (10) Persons Deemed Owners. Prior to due presentment to the Trustee for registration of the transfer of this Note, the Trustee, any Agent and the Company may deem and treat the Person in whose name this Note is registered as its absolute owner for the purpose of receiving payment of principal of, premium, if any, and interest on this Note and for all other purposes whatsoever, whether or not this Note is overdue, and neither the Trustee, any Agent nor the Company shall be affected by notice to the contrary. The registered Holder of a Note shall be treated as its owner for all purposes.

          (11) Amendments, Supplement and Waivers. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the written consent of not less than 67% in aggregate principal amount of the then outstanding Notes, and any existing default or compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of at least 67% in aggregate principal amount of the then outstanding Notes; provided, however, that if at any time and from time to time it can be reasonably determined by the Trustee that any Person, together with its Affiliates, beneficially owns a majority in aggregate principal amount of the Notes, then any such amendment, supplement or waiver shall require the written consent of the Holders of Notes of not less that 75% aggregate principal amount of the Notes then outstanding. Without the consent of any Holder of a Note, the

Indenture or the Notes may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of Certificated Notes or to alter the provisions of Article 2 of the Indenture (including the related definitions) in a manner that does not materially adversely affect any Holder, to provide for the assumption of the Company's obligations to Holders of the Notes in case of a merger or consolidation, to make any change that would provide any additional rights or benefits of the Holders of the Notes or that does not materially adversely affect the legal rights under the Indenture of any such Holder, to comply with the requirements of the Commission in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act, to add additional Events of Default or to secure the Notes.

          (12) Subordination. The Indebtedness evidenced by the Notes is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and this Note is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Note , by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effect the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

          (13) Remedies. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least a majority in aggregate principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Notes will become due and payable without further action or notice. Holders of the Notes may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest on, or the principal of, the Notes. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

          (14) Trustee Dealings with Company. The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee; however, if the Trustee acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the Commission for permission to continue as Trustee or resign.

          (15) No Personal Liabilities of Directors, Officers, Employees and Stockholders. No director, officer, employee, agent, manager, incorporator, stockholder or other Affiliate of the Company shall have any liability for any obligations of the Company under the Notes; the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder of a Note by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes. Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the Commission that such a waiver is against public policy.

          (16) Authentication. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

          (17) Abbreviations. Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/MIA (= Uniform Gifts to Minors Act).

          (18) CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Note Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders of Notes. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

          The Company will furnish to any Holder of a Note upon written request and without charge a copy of the Indenture. Request may be made to:

               Envirosource, Inc.
               1155 Business Center Drive
               Horsham, PA 19044-3454
               Telecopier No.: (215) 956-5424
               Attention:       Corporate Secretary

                                 ASSIGNMENT FORM


          To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to __________________________________________________________
                           (Insert assignee's Soc. Sec. or tax I.D. No.)

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
              (Print or type assignee's name, address and zip code)

and irrevocably appoint_________________________________________________________
__________ agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.




Date: ______________________
                                 Your Signature: ______________________________
                                                 (Sign  exactly as your name
                                                  appears on the face of this
                                                  Note)
Signature Guarantee.

                       OPTION OF HOLDER TO ELECT PURCHASE


          If you want to elect to have all or any part of this Note purchased by the Company pursuant to Section 4.10 of the Indenture please check the following
__.


          If you want to have only part of the Note purchased by the Company pursuant to Section 4.10 of the Indenture, state the amount you elect to have purchased:


$________________________

Date:__________________

                                 Your Signature: ______________________________
                                                 (Sign  exactly as your name
                                                  appears on the face of this
                                                  Note)

Signature Guarantee:______________________

                            [FORM OF TRANSFER NOTICE]


          FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.
---------------------------------



________________________________________________________________________________
   Please print or typewrite name and address including zip code of assignee


________________________________________________________________________________
the within Note and all rights thereunder, hereby irrevocably constituting and appointing ____________________________ attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

Date:
       ---------------------                       _____________________________
                                                   NOTICE: The signature to this
                                                   assignment must correspond
                                                   with the name as written upon
                                                   the face of the
                                                   within-mentioned instrument
                                                   in every particular, without
                                                   alteration or any change
                                                   whatsoever.

                                   SCHEDULE A

CHANGES IN PRINCIPAL AMOUNT OF NOTE3

          The following changes in the principal amount of this Global Note have been recorded:

                                                                        Principal Amount of
                        Amount of decrease in        Amount of                 this
                              Principal             increase in             Global Note
                              Amount of              Principal        Following such decrease     Signature of
 Date of Transaction      this Global Note           Amount of             (or increase)       authorized officer
 -------------------      ----------------        This Global Note        -------------           of Trustee
                                                  ----------------                             ------------------




----------------
3       This should only be included if the Note is issued in global form.